Exhibit 2.329

THIRTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of September 16, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”), as further amended by that certain Tenth Amendment to Limited Liability Company Agreement dated as of April 15, 2021 (the “Tenth Amendment”), as further amended by that certain Eleventh Amendment to Limited Liability Company Agreement dated as of May 7, 2021 (the “Eleventh Amendment”), as further amended by that certain Twelfth Amendment to Limited Liability Company Agreement dated as of June 28, 2021 (the “Twelfth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to delete certain Series that no longer are being offered, to add fifty additional Series to be issued by the Company and to amend the terms of six existing Series that may be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to:

(a)       delete the references to “Exhibit 3 – Series Designation for Series #CURRYBASKET, a series of Collectable Sports Assets, LLC”, “Exhibit 6 – Series Designation for Series #MANTLEMINT1953, a series of Collectable Sports Assets, LLC”, “Exhibit 18 – Series Designation for Series #55JACKIEROBINSONPSA10, a series of Collectable Sports Assets, LLC”, “Exhibit 34 – Series Designation for Series #JORDAN85NIKEBASKET, a series of Collectable Sports Assets, LLC”, “Exhibit 37 – Series Designation for Series #BRADYREEBOKFLAWLESS, a series of Collectable Sports Assets, LLC”, “Exhibit 59 – Series Designation for Series #AARON1954PSA8, a series of Collectable Sports Assets, LLC”, “Exhibit 91 – Series Designation for Series #WILTCHAMBERLAIN61PSA9, a series of Collectable Sports Assets, LLC”, “Exhibit 159 – Series Designation for Series #DMITCHELLGOLDREFRACTORBGS9.5, a series of Collectable Sports Assets, LLC”, “Exhibit 250 – Series Designation for Series #LUKANT1010, a series of Collectable Sports Assets, LLC”, “Exhibit 254 – Series Designation for Series #85TIFFANYCLEMENS, a series of Collectable Sports Assets, LLC”, “Exhibit 255 – Series Designation for Series #TRAEGOLDPRIZM, a series of Collectable Sports Assets, LLC”, “Exhibit 258 – Series Designation for Series #LUKACRACKEDICE, a series of Collectable Sports Assets, LLC”, “Exhibit 261 – Series Designation for Series #JOSHALLENNTBASKET, a series of Collectable Sports Assets, LLC”, and  “Exhibit 267 – Series Designation for Series  #BRADYCONTENDERS9.5, a series of Collectable Sports Assets, LLC” and replace each of them  with “[INTENTIONALLY OMITTED]”; and

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 11

(b)       add the add the following immediately below the references to the Exhibits on that begins on page 4 of the Table of Contents to the Existing Operating Agreement:

“Exhibit 315	- Series Designation	SERIES #OSCARROBERTSONCINCINNATIROYALSJERSEY
Exhibit 316	- Series Designation	SERIES #MIKETROUT2017JERSEY
Exhibit 317	- Series Designation	SERIES #SHAQROOKIEWARMUPJACKET
Exhibit 318	- Series Designation	SERIES #LEBRONLAKERSCAVSEMPLOYEEGAME
Exhibit 319	- Series Designation	SERIES #REGGIEMILLER1STASGJERSEY
Exhibit 320	- Series Designation	SERIES #KEVINGARNETTFINALCAREERJERSEY
Exhibit 321	- Series Designation	SERIES #GIANNISMVPSEASONPLAYOFFJERSEY
Exhibit 322	- Series Designation	SERIES #KOBEBRYANTFINALMSGGAME
Exhibit 323	- Series Designation	SERIES #LARRYBIRD3POINTCONTESTSHIRT
Exhibit 324	- Series Designation	SERIES #YAOMINGJERSEY
Exhibit 325	- Series Designation	SERIES #KOBEBRYANT81POINTGAMESHIRT
Exhibit 326	- Series Designation	SERIES #LEBRONROOKIESHOES
Exhibit 327	- Series Designation	SERIES #KOBEBRYANT50POINTSTREAK
Exhibit 328	- Series Designation	SERIES #JETERYANKEEPINSTRIPESJERSEY2006
Exhibit 329	- Series Designation	SERIES #1952MAYSBERKROSSPSA9
Exhibit 330	- Series Designation	SERIES #1952MANTLEBERKROSSPSA8
Exhibit 331	- Series Designation	SERIES #1954BOWMANMAYSPSA9
Exhibit 332	- Series Designation	SERIES #MAYS1969TOPPSPSA10
Exhibit 333	- Series Designation	SERIES #BANKS68&69TOPPSPSA10BASKET
Exhibit 334	- Series Designation	SERIES #NOLANRYAN1968MILTONBRADLEYPSA9
Exhibit 335	- Series Designation	SERIES #LEBRON2017ECFCAVSJERSEY
Exhibit 336	- Series Designation	SERIES #TRAEYOUNGSNEAKERS43PTGAME
Exhibit 337	- Series Designation	SERIES #KOBEFINALGAMEVSTORONTOSNEAKERS
Exhibit 338	- Series Designation	SERIES #KOBEFINALSEASONSNEAKERSVSDENVER
Exhibit 339	- Series Designation	SERIES #KOBEBLACKHISTORYMONTHFINALSEASONSHOES
Exhibit 340	- Series Designation	SERIES #LEBRONMIAMIECF2013JERSEY
Exhibit 341	- Series Designation	SERIES #JAMESHARDENNIPSEYHUSTLESNEAKERS
Exhibit 342	- Series Designation	SERIES #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 11

Exhibit 343	- Series Designation	SERIES #DONOVANMITCHELLSNEAKERS16GAMES2018-19
Exhibit 344	- Series Designation	SERIES #GIANNISFIRSTMVPSEASONSHOES
Exhibit 345	- Series Designation	SERIES #TRAEYOUNGSUMMERLEAGUEJERSEY
Exhibit 346	- Series Designation	SERIES #JORDAN98PLAYOFFBULLSSIGNEDJERSEY
Exhibit 347	- Series Designation	SERIES #DEVINBOOKERBELEGENDARYSNEAKERS
Exhibit 348	- Series Designation	SERIES #LUKADONCIC2021PLAYOFFSSNEAKERS
Exhibit 349	- Series Designation	SERIES #1959TOPPSBASEBALLSET
Exhibit 350	- Series Designation	SERIES #WARRENSPAHN1948LEAFPSA9
Exhibit 351	- Series Designation	SERIES #ROYCAMPANELLA1949BOWMANPSA9
Exhibit 352	- Series Designation	SERIES #OTTOGRAHAM1950BOWMANPSA9
Exhibit 353	- Series Designation	SERIES #ALKALINE1954TOPPSPSA9
Exhibit 354	- Series Designation	SERIES #HARMONKILLEBREW1955TOPPSPSA9
Exhibit 355	- Series Designation	SERIES #SANDYKOUFAX1956TOPPSGRAYBACKPSA9
Exhibit 356	- Series Designation	SERIES #TROUT09BOWMANREDREFRACTORBGS9.5
Exhibit 357	- Series Designation	SERIES #VLADJR16BOWMANREDREFRACTORBGS9.5
Exhibit 358	- Series Designation	SERIES #AARONJUDGESUPERFRACTORBGS9.5
Exhibit 359	- Series Designation	SERIES #CYYOUNG1910E98REDPSA10
Exhibit 360	- Series Designation	SERIES #JACKIEROBINSON1950BOWMANPSA9
Exhibit 361	- Series Designation	SERIES #BABERUTH1917COLLINSMCCARTHYSGC2
Exhibit 362	- Series Designation	SERIES #SATCHELPAIGE1949BOWMANSGC8
Exhibit 363	- Series Designation	SERIES #LAMARJACKSONNTMIDNIGHTRPAPSA10
Exhibit 364	- Series Designation	SERIES #LEBRONJAMESBLOCKSERIES1TOPSHOT”; and

2.       Section 15.11(a) of the Existing Operating Agreement is amended to

(a) delete the following exhibits numbers and series designations: “(3) – Series Designation #CURRYBASKET, “(6) – Series Designation #MANTLEMINT1953”, “(18) – Series Designation #55JACKIEROBINSONPSA10”, “(34) – Series Designation #JORDAN85NIKEBASKET”, “(37) – Series Designation #BRADYREEBOKFLAWLESS”, “(59) – Series Designation #1954AARONPSA8”, “(91) – Series Designation #WILTCHAMBERLAIN61PSA9”, “(159) – Series Designation #DMITCHELLGOLDREFRACTORBGS9.5”, “(250) – Series Designation #LUKANT1010”, “(254) – Series Designation # TIFFANYCLEMENS”, “(255) – Series Designation #TRAEGOLDPRIZM”, “(258) – Series Designation #LUKACRACKEDICE”, “(261) – Series Designation #JOSHALLENNTBASKET”, and “(267) – Series Designation  #BRADYCONTENDERS9.5” and replace each of them with “[INTENTIONALLY OMITTED]”; and

(b) delete the “and” that appears at the end of current subsection (313); to replace the “.”” that appears at the end of current subsection (314) with a “;”, and to add the following immediately below subsection (314) thereof:

"'(315)	- Series Designation	#OSCARROBERTSONCINCINNATIROYALSJERSEY;
(316)	- Series Designation	#MIKETROUT2017JERSEY;
(317)	- Series Designation	#SHAQROOKIEWARMUPJACKET;
(318)	- Series Designation	#LEBRONLAKERSCAVSEMPLOYEEGAME;

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 11

(319)	- Series Designation	#REGGIEMILLER1STASGJERSEY;
(320)	- Series Designation	#KEVINGARNETTFINALCAREERJERSEY;
(321)	- Series Designation	#GIANNISMVPSEASONPLAYOFFJERSEY;
(322)	- Series Designation	#KOBEBRYANTFINALMSGGAME;
(323)	- Series Designation	#LARRYBIRD3POINTCONTESTSHIRT;
(324)	- Series Designation	#YAOMINGJERSEY;
(325)	- Series Designation	#KOBEBRYANT81POINTGAMESHIRT;
(326)	- Series Designation	#LEBRONROOKIESHOES;
(327)	- Series Designation	#KOBEBRYANT50POINTSTREAK ;
(328)	- Series Designation	#JETERYANKEEPINSTRIPESJERSEY2006;
(329)	- Series Designation	#1952MAYSBERKROSSPSA9;
(330)	- Series Designation	#1952MANTLEBERKROSSPSA8;
(331)	- Series Designation	#1954BOWMANMAYSPSA9;
(332)	- Series Designation	#MAYS1969TOPPSPSA10;
(333)	- Series Designation	#BANKS68&69TOPPSPSA10BASKET;
(334)	- Series Designation	#NOLANRYAN1968MILTONBRADLEYPSA9;
(335)	- Series Designation	#LEBRON2017ECFCAVSJERSEY;
(335)	- Series Designation	#TRAEYOUNGSNEAKERS43PTGAME;
(337)	- Series Designation	#KOBEFINALGAMEVSTORONTOSNEAKERS;
(338)	- Series Designation	#KOBEFINALSEASONSNEAKERSVSDENVER;
(339)	- Series Designation	#KOBEBLACKHISTORYMONTHFINALSEASONSHOES;
(340)	- Series Designation	#LEBRONMIAMIECF2013JERSEY;
(341)	- Series Designation	#JAMESHARDENNIPSEYHUSTLESNEAKERS;
(342)	- Series Designation	#ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY;
(343)	- Series Designation	#DONOVANMITCHELLSNEAKERS16GAMES2018-19;
(344)	- Series Designation	#GIANNISFIRSTMVPSEASONSHOES;
(345)	- Series Designation	#TRAEYOUNGSUMMERLEAGUEJERSEY;
(346)	- Series Designation	#JORDAN98PLAYOFFBULLSSIGNEDJERSEY;
(347)	- Series Designation	#DEVINBOOKERBELEGENDARYSNEAKERS;
(348)	- Series Designation	#LUKADONCIC2021PLAYOFFSSNEAKERS;
(349)	- Series Designation	#1959TOPPSBASEBALLSET;
(350)	- Series Designation	#WARRENSPAHN1948LEAFPSA9;
(351)	- Series Designation	#ROYCAMPANELLA1949BOWMANPSA9;
(352)	- Series Designation	#OTTOGRAHAM1950BOWMANPSA9;
(353)	- Series Designation	#ALKALINE1954TOPPSPSA9;
(354)	- Series Designation	#HARMONKILLEBREW1955TOPPSPSA9;
(355)	- Series Designation	#SANDYKOUFAX1956TOPPSGRAYBACKPSA9;
(356)	- Series Designation	#TROUT09BOWMANREDREFRACTORBGS9.5;
(357)	- Series Designation	#VLADJR16BOWMANREDREFRACTORBGS9.5;

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 11

(358)	- Series Designation	#AARONJUDGESUPERFRACTORBGS9.5;
(359)	- Series Designation	#CYYOUNG1910E98REDPSA10;
(360)	- Series Designation	#JACKIEROBINSON1950BOWMANPSA9;
(361)	- Series Designation	#BABERUTH1917COLLINSMCCARTHYSGC2;
(362)	- Series Designation	#SATCHELPAIGE1949BOWMANSGC8;
(363)	- Series Designation	#LAMARJACKSONNTMIDNIGHTRPAPSA10; and
(364)	- Series Designation	#LEBRONJAMESBLOCKSERIES1TOPSHOT.”

3.       Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-316” to “Exhibits 1-364”.

4.       Signature blocks for each of: #CURRYBASKET; #MANTLEMINT1953; #55JACKIEROBINSONPSA10; #JORDAN85NIKEBASKET; #BRADYREEBOKFLAWLESS; #1954AARONPSA8; #WILTCHAMBERLAIN61PSA9; #DMITCHELLGOLDREFRACTORBGS9.5; #LUKANT1010; # TIFFANYCLEMENS; #TRAEGOLDPRIZM; #LUKACRACKEDICE; #JOSHALLENNTBASKET; and #BRADYCONTENDERS9.5 shall be deleted from the signature page(s) of the Existing Operating Agreement.

5.       Signature blocks for each of: SERIES #OSCARROBERTSONCINCINNATIROYALSJERSEY; SERIES MIKETROUT2017JERSEY; SERIES #SHAQROOKIEWARMUPJACKET; SERIES #LEBRONLAKERSCAVSEMPLOYEEGAME; SERIES #REGGIEMILLER1STASGJERSEY; SERIES #KEVINGARNETTFINALCAREERJERSEY; SERIES #GIANNISMVPSEASONPLAYOFFJERSEY; SERIES #KOBEBRYANTFINALMSGGAME; SERIES #LARRYBIRD3POINTCONTESTSHIRT; SERIES #YAOMINGJERSEY; SERIES #KOBEBRYANT81POINTGAMESHIRT; SERIES #LEBRONROOKIESHOES; SERIES #KOBEBRYANT50POINTSTREAK ; SERIES #JETERYANKEEPINSTRIPESJERSEY2006; SERIES #1952MAYSBERKROSSPSA9; SERIES #1952MANTLEBERKROSSPSA8; SERIES #1954BOWMANMAYSPSA9; SERIES #MAYS1969TOPPSPSA10; SERIES #BANKS68&69TOPPSPSA10BASKET; SERIES #NOLANRYAN1968MILTONBRADLEYPSA9; SERIES #LEBRON2017ECFCAVSJERSEY; SERIES #TRAEYOUNGSNEAKERS43PTGAME; SERIES #KOBEFINALGAMEVSTORONTOSNEAKERS; SERIES #KOBEFINALSEASONSNEAKERSVSDENVER; SERIES #KOBEBLACKHISTORYMONTHFINALSEASONSHOES; SERIES #LEBRONMIAMIECF2013JERSEY; SERIES #JAMESHARDENNIPSEYHUSTLESNEAKERS; SERIES #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY; SERIES #DONOVANMITCHELLSNEAKERS16GAMES2018-19; SERIES #GIANNISFIRSTMVPSEASONSHOES; SERIES #TRAEYOUNGSUMMERLEAGUEJERSEY; SERIES #JORDAN98PLAYOFFBULLSSIGNEDJERSEY; SERIES #DEVINBOOKERBELEGENDARYSNEAKERS; SERIES #LUKADONCIC2021PLAYOFFSSNEAKERS; SERIES #1959TOPPSBASEBALLSET; SERIES #WARRENSPAHN1948LEAFPSA9; SERIES #ROYCAMPANELLA1949BOWMANPSA9; SERIES #OTTOGRAHAM1950BOWMANPSA9; SERIES #ALKALINE1954TOPPSPSA9; SERIES #HARMONKILLEBREW1955TOPPSPSA9; SERIES #SANDYKOUFAX1956TOPPSGRAYBACKPSA9; SERIES #TROUT09BOWMANREDREFRACTORBGS9.5; SERIES #VLADJR16BOWMANREDREFRACTORBGS9.5; SERIES #AARONJUDGESUPERFRACTORBGS9.5; SERIES #CYYOUNG1910E98REDPSA10; SERIES #JACKIEROBINSON1950BOWMANPSA9; SERIES #BABERUTH1917COLLINSMCCARTHYSGC2; SERIES #SATCHELPAIGE1949BOWMANSGC8; SERIES #LAMARJACKSONNTMIDNIGHTRPAPSA10; and SERIES #LEBRONJAMESBLOCKSERIES1TOPSHOT shall be added to the signature page(s) of the Existing Operating Agreement.

6.       Exhibit 112 to the Existing Operating Agreement shall be amended by deleting the date “April 12, 2021” where it appears and replacing it with “9/13/21” . Exhibit 190 to the Existing Operating Agreement shall be amended by deleting the date “3/19/21” where it appears and replacing it with “9/13/21”.

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 11

7.       No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

8.       Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

9.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 11

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to

AMENDMENT NO. 13 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Thirteenth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited
liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Pages]

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 11

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AMENDMENT NO. 13 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, llc:

#LEBRONULTIMATE

#TATISBOWMANBLACKLABEL

#GIANNISGOLDIMMACULATE

#TIGERSIFORKIDS

#ANDRETHEGIANT

#MARINOMANNINGFAVREJERSEYS

#GALESAYERSJERSEY

#DICKBUTKUSJERSEY

#2000PLAYOFFCONTENDERSWAX

#TEDWILLIAMS1939PLAYBALL

#TATUMFLAWLESS10

#LEBRONEMBLEMSOFENDORSEMENT

#COBBMINTE98

#UNITAS1965JERSEY

#CHAMBERLAINHSUNIFORM

#TROUTGLOVE

#MOOKIEBETTSGLOVE

#LEBRONBLACKREFRACTOR

#GIANNISRPA

#BRADYROOKIE

#1986WAX

#GRETZKYOPEECHEE1979

#ZIONRPABGS9

#BANKS1954PSA9

#KOUFAX1955PSA8.5

#MANTLE1952TOPPSPSA8

#JORDANROOKIEJERSEY

#TIGERPUTTER

#MAHOMESEMERALDRPABGS9

#EMMITTSMITHMVPBASKET

#EMMITTSMITH10KJERSEY

#RUTHGEHRIGBALL

#LEBRONROOKIE

#KAWHIBASKET

#JORDANPSA10

#MAHOMESROOKIE

#JACKIEROBINSONAUTOBAT

#ALIWBCBELT

#MANTLE1952BOWMANPSA8

#DURANTCHROMEREFRACTORPSA10

#GIANNISIMMACULATE

#18-19BASKETBALLGROWTHBASKET

#DoncicBluePSA10

#Mays1960PSA9

#Clemente1955PSA8

#BradyPlayoffContendersBasket

#ClementeWhite&GrayBasket

#FrankRobinson1957PSA9Basket

#DWadeUltimate

#JeterFoilRCBasketBGS9.5

#1964KoufaxJersey

#Clemente68Jersey

#HallOfFameBaseball

#Aaron1954PSA8.5

#BettsGoldRefractorBASKET

#AcunaGold9.5

#1969ToppsBasketballSet

#GleyberTorresOrange

#CobbVintageT206Photo

#Mays1951Photo

#RodgersPlayoffContendersGreen

#TraeYoungFlawlessBGS9

#Mays1959PSA9Basket

#YastrzemskiRC9Basket

#Koufax55PSA9

#Mays1952PSA8

#Mantle1960PSA9

#MontanaRCPSA10

#TigerSPAuthenticBGS9.5

#Mantle1956PSA8Basket

# MagicBirdDrJPSA8Basket

#RickeyHendersonRCPSA10

#MikanRCPhoto

#Mantle52ToppsPhoto

#NamathRCPhoto

#Mantle52ToppsPSA7

#CrosbyTheCupBasket

#OvechkinTheCupBGS8.5

#JordanExquisiteBGS8

#CurryRPABGS9.5

#JordanSignedProfessionalBat

#DiMaggio1933Bat

#Ruth1916SportingNewsPSA7

#Andre&HulkWrestlingBasket

#FrankRobinson500HRBat

#MagicBirdLogoMan

#MessiRookieBasket

#ChamberlainPhilaJersey59-60

#LeBronMeloWadeTrioRC

#Mantle54BowmanBasket

#BettsBlueRefractorBasket Ruth33GoudeySGC8

#MayweatherRCPSA10

#TysonRCBGS9Basket

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 11

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AMENDMENT NO. 13 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#Elway1984RookieCardPSA10Basket #Marino1984RookieCardBGS10Basket

#KobeReebokIversonRetros #Mays1951Bowman7

#OzzieSmithRCBGS9.5

#PaulMolitor1978ToppsPSA10

#Mantle1968PSA9Basket

#GaryCarter1975PSA10Basket

#Mantle1966ToppsPSA9Basket

#Mantle1957ToppsPSA8.5

#WadeChromeRefractorBGS10

#DeversSuperfractor

#JoshAllenGoldBGS9.5

#Maris58ToppsPSA9

#Mantle56PSA9

#MessiMegacracks#71PSA9

#JackieRobinson53Topps8

#Mays1956GrayPSA9

#Mantle1965Topps9

#Mantle1967Topps9

#Mantle1964Topps9

#Ruth1933GoudeyRedAutographed

#Mantle1960Topps9

#Mantle1969Topps9

#SeagerOrangeRefractorBasket

#MahomesNT8.5

#LukaRookieJersey

#MahomesImmaculate1of1

#JordanLeBronSignoftheTimes

#LeBronMeloDualLogoman

#JokicRefractor1of1

#KillebrewJersey

#KawhiNT9.5

#LukaWhiteSparkle

#WadeExquisite8.5

#JordanLeBronMagicTripleSigs

#KobeAtomicRefractor

#LeBronSPXBGS9.5

#SandersPaytonPassingtheTorch

#1955ToppsBaseballSet

#LouGehrigRCPhoto

#DonovanMitchellNT9.5

#AliRookieCardBVG8

#KoufaxPSA8

#BreesFinestBasket

#KevinDurantExquisiteBGS9

#ShaqRCPSA10Basket

#TroutBowmanBasket

#SatchelPaige48LeafSGC30

#ShoelessJoeJackson1915PSA8

#1982ToppsBaseballTrayPackCase

#1909E95SGCSet

#NegroLeagueLegendaryCutsBasket

#AcunaBowman10Basket

#LukaFlawless9.5

#03ExquisiteBox

#Jordan85StarBGS8.5

#NTBBallWaxBundle

#BradyChampionshipTicket

#TroutBowmanPristine

#LBJExquisite

#Kobe96RefractorBGS9.5

#03ToppsChromeWax

#BradyBowman10

#KDToppsChrome10

#LBJKobeToppsBasket

#SotoOrangeRefractorBGS9.5

#TroutFinestSuperfractor

#MagicBirdDrJPSA9

#Jordan86FleerBGS9.5Basket

#OvechkinSPAuthBasket9.5

#Mantle1963PSA9

#Gretzky1979Topps9

#MessiMegacracksBGS9.5Basket

#HonusWagner1910PSA5

#Mantle1953Bowman8Basket

#Mantle1953Topps8

#Mays1957LadderBasket

#AaronDecadeBasket

#BillRussellExquisiteBGS9

#TraeYoungFlawlessGreenBGS9

#Brady2000SPXSpectrumBGS9.5

#MPJChampionshipTicket

#ErlingHaalandPSA10Basket

#JORDANFLEER86SGC10

#TIGERTOURNAMENTSHIRTBASKET

#DUNCANPARKERGINOBILITRIPLELOGOMAN

#YAODUNCANDIRKTRIPLELOGOMAN

#MAHOMESCONTENDERSCRACKEDICE8

#JORDANLEBRONSPXDUALFORCES

#GARNETTLEBRONDUALLOGOMAN

#LEBRONMCGRADYLOGOMAN

#KOBELEBRONJORDANMAGICQUADAUTO

#CRISTIANORONALDORC1OF1

#SERENA03NETPROPSA10BASKET

#JUSTINHERBERTHIDDENTREASURERPA

#AMAREGARNETTMCGRADYTRIPLELOGOMAN

#LEBRONCREDENTIALS

#LEBRONBLACKDIAMOND

#MAHOMESBRONZEBASKET

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 11

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AMENDMENT NO. 13 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#CURRYCHROMEREFRACTORPSA10

#KOBE96FINESTREFRACTORSBGS9.5

#TIGERSP1010

#LEBRONBOWMANREFRACTOR10

#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5

#LEBRONNUMBERPIECEBGS8.5

#MIKAN48BOWMANPSA7

#ZIONPRIZMSBLUEBGS10

#MICHAELPORTERJRBASKET

#KAWHIFLAWLESSRAINBOW

#THEROCKBUMBLEBEEPSA10

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#MANTLE57AUTOBAT

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#LUKATIGER9.5

#GIANNISGOLDPRIZMPSA9

#JORDANMAGICLEBRONTRIPLEAUTOJERSEY

#UNITASPSA8

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#DIRKNOWITZKIBASKET

#LEBRONEXESSENTIALCREDENTIALSBGS9.5

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#KAREEMPOINTSRECORDBALL

#JACKIEROBINSON1952TOPPSPSA8.5

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#MICHAELJORDANFINALGAMESHORTS

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#KEVINDURANTHSJERSEY

#IMKEVINDURANTWARRIORSJERSEY

#LONZOBALLUCLAJERSEY

#EMBIIDFIRST50POINTGAMEJERSEY

#PAULPIERCE2010ASGJERSEY

#PAULPIERCE2012ASGJERSEY

#TIMDUNCANPMGGREEN

#CHRISBOSHGAMEWORNRAPTORSSNEAKERS

#TIMDUNCANSPURSJERSEY

#STEPHCURRYSNEAKERS

#LEBRONJAMES2010WARMUPSHIRT

#DIRKNOWITZKIJERSEY

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#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH

#KOBEFINALSEASONSNEAKERS

#KYRIEIRVINGNETSDEBUTSNEAKERS

#KOBEBRYANTFINALASGBALL

#KOBEBRYANT2001WARMUPJACKET

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#KobeBryantRoyalBlueJordanSneakers

#KARLMALONE1992JAZZJERSEY

#MBAPPEORANGECHROME9.5

#MAHOMESCAMOPSA10

#LEBRONMELOBOSH2008TRIPLELOGOMAN

#LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY

#LEBRON07-08CAVSJERSEY

#IVERSONMVPJERSEY

#LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS

#KOBEBRYANTFIRSTWHITE#24JERSEY

#EDDIEPLANKT206PSA4

#GIANNIS48POINTGAMESNEAKERS

#JACKIELEAF3.5

#OSCARROBERTSONCINCINNATIROYALSJERSEY

MIKETROUT2017JERSEY

#SHAQROOKIEWARMUPJACKET

#LEBRONLAKERSCAVSEMPLOYEEGAME

#REGGIEMILLER1STASGJERSEY

#KEVINGARNETTFINALCAREERJERSEY

#GIANNISMVPSEASONPLAYOFFJERSEY

#KOBEBRYANTFINALMSGGAME

#LARRYBIRD3POINTCONTESTSHIRT

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 11

Signature Pages

to

AMENDMENT NO. 13 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#YAOMINGJERSEY

#KOBEBRYANT81POINTGAMESHIRT

#LEBRONROOKIESHOES

#KOBEBRYANT50POINTSTREAK

#JETERYANKEEPINSTRIPESJERSEY2006

#1952MAYSBERKROSSPSA9

#1952MANTLEBERKROSSPSA8

#1954BOWMANMAYSPSA9

#MAYS1969TOPPSPSA10

#BANKS68&69TOPPSPSA10BASKET

#NOLANRYAN1968MILTONBRADLEYPSA9

#LEBRON2017ECFCAVSJERSEY

#TRAEYOUNGSNEAKERS43PTGAME

#KOBEFINALGAMEVSTORONTOSNEAKERS

#KOBEFINALSEASONSNEAKERSVSDENVER

#KOBEBLACKHISTORYMONTHFINALSEASONSHOES

#LEBRONMIAMIECF2013JERSEY

#JAMESHARDENNIPSEYHUSTLESNEAKERS

#ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY

#DONOVANMITCHELLSNEAKERS16GAMES2018-19

#GIANNISFIRSTMVPSEASONSHOES

#TRAEYOUNGSUMMERLEAGUEJERSEY

#JORDAN98PLAYOFFBULLSSIGNEDJERSEY

#DEVINBOOKERBELEGENDARYSNEAKERS

#LUKADONCIC2021PLAYOFFSSNEAKERS

#1959TOPPSBASEBALLSET

#WARRENSPAHN1948LEAFPSA9

#ROYCAMPANELLA1949BOWMANPSA9

#OTTOGRAHAM1950BOWMANPSA9

#ALKALINE1954TOPPSPSA9

#HARMONKILLEBREW1955TOPPSPSA9

#SANDYKOUFAX1956TOPPSGRAYBACKPSA9

#TROUT09BOWMANREDREFRACTORBGS9.5

#VLADJR16BOWMANREDREFRACTORBGS9.5

#AARONJUDGESUPERFRACTORBGS9.5

#CYYOUNG1910E98REDPSA10

#JACKIEROBINSON1950BOWMANPSA9

#BABERUTH1917COLLINSMCCARTHYSGC2

#SATCHELPAIGE1949BOWMANSGC8

#LAMARJACKSONNTMIDNIGHTRPAPSA10

#LEBRONJAMESBLOCKSERIES1TOPSHOT

each a SERIES OF COLLECTABLE SPORTS ASSETS, LLC

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 11

Schedule I to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 315

Series Designation of #OSCARROBERTSONCINCINNATIROYALSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OSCARROBERTSONCINCINNATIROYALSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OSCARROBERTSONCINCINNATIROYALSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #OSCARROBERTSONCINCINNATIROYALSJERSEY until dissolution of #OSCARROBERTSONCINCINNATIROYALSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #OSCARROBERTSONCINCINNATIROYALSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OSCARROBERTSONCINCINNATIROYALSJERSEY through that certain Consignment Agreement dated as of June 29, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OSCARROBERTSONCINCINNATIROYALSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 127

Number of #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OSCARROBERTSONCINCINNATIROYALSJERSEY sold at the Initial Offering of the #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests (excluding the #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OSCARROBERTSONCINCINNATIROYALSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #OSCARROBERTSONCINCINNATIROYALSJERSEY, although, the Managing Member may appoint Officers of #OSCARROBERTSONCINCINNATIROYALSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #OscarRobertsonCincinnatiRoyalsJersey Offering, SERIES #OscarRobertsonCincinnatiRoyalsJersey will purchase a 1960-62 Oscar Robertson Cincinnati Royals Game Used Home Jersey. (The “Underlying Asset” with respect to SERIES #OscarRobertsonCincinnatiRoyalsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Oscar Robertson, nicknamed “the Big O”, is widely considered to be one of the best Point Guards in the history of the game. He was selected to twelve NBA All-Star teams, the All-NBA Team eleven times as well as the 1964 Most Valuable Player.

•	In 1962, he became the first player in NBA history to average a triple-double for a season.

•	Robertson was inducted into the Basketball Hall of Fame in 1980 and was voted one of the 50 Greatest Players in NBA History in 1996.

•	Robertson was also an integral part of Robertson v. National Basketball Ass'n of 1970. The landmark NBA antitrust suit, which was filed when Robertson was the president of the NBA Players' Association, led to an extensive reform of the league's strict free agency and draft rules and, subsequently, to higher salaries for all players.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 127

Asset Description

Overview and authentication:

•	The offered Game Worn jersey received a grade of A10 from MEARS, the premier game use authenticator.

•	Oscar Robertson White Cincinnati Royals Jersey.

•	19” chest and 30” torso.

•	Wilson Sports Equipment size 40 tag.

Notable Features:

White Cincinnati Royals Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OscarRobertsonCincinnatiRoyalsJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 127

Schedule II to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 316

Series Designation of #MIKETROUT2017JERSEY ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MIKETROUT2017JERSEY , a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MIKETROUT2017JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #MIKETROUT2017JERSEY until dissolution of #MIKETROUT2017JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MIKETROUT2017JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MIKETROUT2017JERSEY through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MIKETROUT2017JERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MIKETROUT2017JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MIKETROUT2017JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MIKETROUT2017JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MIKETROUT2017JERSEY sold at the Initial Offering of the #MIKETROUT2017JERSEY Interests (excluding the #MIKETROUT2017JERSEY Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 127

Other rights	Holders of #MIKETROUT2017JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MIKETROUT2017JERSEY Interests.
Officers	There shall initially be no specific officers associated with #MIKETROUT2017JERSEY , although, the Managing Member may appoint Officers of #MIKETROUT2017JERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #MikeTrout2017Jersey Offering, SERIES #MikeTrout2017Jersey will purchase a Mike Trout 2017 Game Used Road HR Jersey (The “Underlying Asset” with respect to SERIES #MikeTrout2017Jersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Millville Meteor”, Mike Trout is almost universally considered the greatest all-around player in baseball today.

•	Through his first 11 seasons Trout is an eight-time MLB All-Star, three-time American League Most Valuable Player (winning the award in 2014, 2016, and 2019, while finishing second in the 2012, 2013, 2015, and 2018 votes), and is an eight-time winner of the Silver Slugger Award.

•	In 2019, he signed a 12-year, $426 million contract with the Angels, the 2nd richest contract in the history of North American sports and 3rd in professional sports in general (and the 2nd biggest contract at the time of signing)

•	Trout led the American League in wins above replacement in his first five full seasons (according to Fangraphs and Baseball-Reference.com).

Asset Description

Overview and authentication:

•	Grey Road Jersey from the 2017 Season.

•	Trout finished 2017 with a .306 Batting Average, 33 Home Runs and 72 Runs Batted In.

•	Mike Trout Grey Los Angeles Angels Jersey.

•	Worn for at least one Home Run

•	Photomatched by Meigray

Notable Features:

Grey Los Angeles Angels Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MikeTrout2017Jersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 127

Schedule III to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 317

Series Designation of #SHAQROOKIEWARMUPJACKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SHAQROOKIEWARMUPJACKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SHAQROOKIEWARMUPJACKET with effect from the effective date hereof and shall continue to act as the Managing Member of #SHAQROOKIEWARMUPJACKET until dissolution of #SHAQROOKIEWARMUPJACKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SHAQROOKIEWARMUPJACKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SHAQROOKIEWARMUPJACKET through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SHAQROOKIEWARMUPJACKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SHAQROOKIEWARMUPJACKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #SHAQROOKIEWARMUPJACKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SHAQROOKIEWARMUPJACKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SHAQROOKIEWARMUPJACKET sold at the Initial Offering of the #SHAQROOKIEWARMUPJACKET Interests (excluding the #SHAQROOKIEWARMUPJACKET Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 127

Other rights	Holders of #SHAQROOKIEWARMUPJACKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SHAQROOKIEWARMUPJACKET Interests.
Officers	There shall initially be no specific officers associated with #SHAQROOKIEWARMUPJACKET, although, the Managing Member may appoint Officers of #SHAQROOKIEWARMUPJACKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #ShaqRookieWarmUpJacket Offering, SERIES #ShaqRookieWarmUpJacket will purchase a Shaquille O’Neal Rookie Year Worn Orlando Magic Warmup Jacket (The “Underlying Asset” with respect to SERIES #ShaqRookieWarmUpJacket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Shaquille “Shaq” O’Neal is one of the greatest and most well known players in the history of professional basketball. Having played for 6 teams over his 17 year career, he is now one of the hosts of Inside the NBA on TNT.

•	O’Neal is a 15-time NBA All Star, 14-time All-NBA Team, 4-time NBA Champion, 3-time NBA Finals MVP, 2-time NBA Scoring Champion, 1993 Rookie of the Year and 2000 NBA Most Valuable Player.

•	O’Neal is one of 3 players to win NBA MVP, All-Star Game MVP and Finals MVP in the same year. The other 2 are Willis Reed and Michael Jordan. He was inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	Black Orlando Magic Warmup Jacket

•	Worn during Shaquille O’Neal’s rookie season.

•	Photomatched by Meigray.

Notable Features:

•	Black Orlando Magic Warmup Jacket

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ShaqRookieWarmUpJacket going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 127

Schedule IV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 318

Series Designation of #LEBRONLAKERSCAVSEMPLOYEEGAME,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONLAKERSCAVSEMPLOYEEGAME, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONLAKERSCAVSEMPLOYEEGAME with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONLAKERSCAVSEMPLOYEEGAME until dissolution of #LEBRONLAKERSCAVSEMPLOYEEGAME pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONLAKERSCAVSEMPLOYEEGAME shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONLAKERSCAVSEMPLOYEEGAME through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONLAKERSCAVSEMPLOYEEGAME from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONLAKERSCAVSEMPLOYEEGAME Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.
Number of #LEBRONLAKERSCAVSEMPLOYEEGAME Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONLAKERSCAVSEMPLOYEEGAME Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 127

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONLAKERSCAVSEMPLOYEEGAME sold at the Initial Offering of the #LEBRONLAKERSCAVSEMPLOYEEGAME Interests (excluding the #LEBRONLAKERSCAVSEMPLOYEEGAME Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONLAKERSCAVSEMPLOYEEGAME Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONLAKERSCAVSEMPLOYEEGAME Interests.
Officers	There shall initially be no specific officers associated with #LEBRONLAKERSCAVSEMPLOYEEGAME, although, the Managing Member may appoint Officers of #LEBRONLAKERSCAVSEMPLOYEEGAME from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LeBronLakersCavsEmployeeGame Offering, SERIES #LeBronLakersCavsEmployeeGame will purchase a LeBron James Game Worn Lakers Jersey. (The “Underlying Asset” with respect to SERIES #LeBronLakersCavsEmployeeGame, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	LeBron James Gold Los Angeles Lakers Jersey

•	Worn for historic game versus Cleveland Cavaliers where LeBron scored 46 points to go along with 8 rebounds and 8 assists.

•	Photomatched by Meigray.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 127

Notable Features:

Gold Los Angeles Lakers Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronLakersCavsEmployeeGame going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 127

Schedule V to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 319

Series Designation of #REGGIEMILLER1STASGJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#REGGIEMILLER1STASGJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #REGGIEMILLER1STASGJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #REGGIEMILLER1STASGJERSEY until dissolution of #REGGIEMILLER1STASGJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #REGGIEMILLER1STASGJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #REGGIEMILLER1STASGJERSEY through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #REGGIEMILLER1STASGJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #REGGIEMILLER1STASGJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #REGGIEMILLER1STASGJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #REGGIEMILLER1STASGJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #REGGIEMILLER1STASGJERSEY sold at the Initial Offering of the #REGGIEMILLER1STASGJERSEY Interests (excluding the #REGGIEMILLER1STASGJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 127

Other rights	Holders of #REGGIEMILLER1STASGJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #REGGIEMILLER1STASGJERSEY Interests.
Officers	There shall initially be no specific officers associated with #REGGIEMILLER1STASGJERSEY, although, the Managing Member may appoint Officers of #REGGIEMILLER1STASGJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #ReggieMiller1stASGJersey Offering, SERIES #ReggieMiller1stASGJersey will purchase a Reggie Miller Game Worn 1990 All Star Game Jersey (1st All Star Game). (The “Underlying Asset” with respect to SERIES #ReggieMiller1stASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Reggie Miller is widely considered to be one of the best 3-Point shooters in the history of the NBA. He was selected to five NBA All-Star teams and the All-NBA Team three time.

•	When he retired, he held the record for most career 3-point field goals made. He is currently third on the list behind Ray Allen and Stephen Curry.

•	He led the league in free throw percentage five times and won a gold medal in the 1996 Summer Olympics.

•	Widely regarded as the Pacers' greatest player of all time, Miller was inducted into the Basketball Hall of Fame in 2012.

Asset Description

Overview and authentication:

•	The offered Game Worn jersey was photomatched to the 1990 NBA All Star Game by Meigray.

•	Reggie Miller Eastern Conference Jersey.

•	White jersey with NBA All Star across the chest.

Notable Features:

White NBA All Star Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ReggieMiller1stASGJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 127

Schedule VI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 320

Series Designation of #KEVINGARNETTFINALCAREERJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KEVINGARNETTFINALCAREERJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KEVINGARNETTFINALCAREERJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #KEVINGARNETTFINALCAREERJERSEY until dissolution of #KEVINGARNETTFINALCAREERJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KEVINGARNETTFINALCAREERJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KEVINGARNETTFINALCAREERJERSEY through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KEVINGARNETTFINALCAREERJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KEVINGARNETTFINALCAREERJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #KEVINGARNETTFINALCAREERJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KEVINGARNETTFINALCAREERJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 127

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KEVINGARNETTFINALCAREERJERSEY sold at the Initial Offering of the #KEVINGARNETTFINALCAREERJERSEY Interests (excluding the #KEVINGARNETTFINALCAREERJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KEVINGARNETTFINALCAREERJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KEVINGARNETTFINALCAREERJERSEY Interests.
Officers	There shall initially be no specific officers associated with #KEVINGARNETTFINALCAREERJERSEY, although, the Managing Member may appoint Officers of #KEVINGARNETTFINALCAREERJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KevinGarnettFinalCareerJersey Offering, SERIES #KevinGarnettFinalCareerJersey will purchase a Kevin Garnett Game Worn Minnesota Timberwolves Jersey. (The “Underlying Asset” with respect to SERIES #KevinGarnettFinalCareerJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Big Ticket”, Kevin Garnett is universally considered among the greatest Power Forwards in the history of the NBA.

•	He won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team,

•	He was also named the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

•	Kevin Garnett was inducted into the Basketball Hall of Fame in 2020.

Asset Description

Overview and authentication:

•	Jersey worn by Kevin Garnett in his final career NBA Game on 1/23/16

•	Garnett scored 2 points, the final points of his 26,071 career points.

•	Kevin Garnett White Minnesota Timberwolves jersey.

•	Photomatched by Meigray

Notable Features:

White Minnesota Timberwolves Jersey

Notable Defects:

There are none.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 127

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KevinGarnettFinalCareerJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 127

Schedule VII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 321

Series Designation of #GIANNISMVPSEASONPLAYOFFJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNISMVPSEASONPLAYOFFJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNISMVPSEASONPLAYOFFJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNISMVPSEASONPLAYOFFJERSEY until dissolution of #GIANNISMVPSEASONPLAYOFFJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GIANNISMVPSEASONPLAYOFFJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNISMVPSEASONPLAYOFFJERSEY through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNISMVPSEASONPLAYOFFJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNISMVPSEASONPLAYOFFJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #GIANNISMVPSEASONPLAYOFFJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNISMVPSEASONPLAYOFFJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 127

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNISMVPSEASONPLAYOFFJERSEY sold at the Initial Offering of the #GIANNISMVPSEASONPLAYOFFJERSEY Interests (excluding the #GIANNISMVPSEASONPLAYOFFJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GIANNISMVPSEASONPLAYOFFJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNISMVPSEASONPLAYOFFJERSEY Interests.
Officers	There shall initially be no specific officers associated with #GIANNISMVPSEASONPLAYOFFJERSEY, although, the Managing Member may appoint Officers of #GIANNISMVPSEASONPLAYOFFJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #GiannisMVPSeasonPlayoffJersey Offering, SERIES #GiannisMVPSeasonPlayoffJersey will purchase a Giannis Antetokounmpo 2019 NBA Playoffs Game Worn Jersey. (The “Underlying Asset” with respect to SERIES #GiannisMVPSeasonPlayoffJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Giannis Antetokounmpo, also known as “The Greek Freak”, is a Greek professional basketball player for the Milwaukee Bucks and universally considered one of the most promising young players in the NBA today.

•	In 2016–17 he led the Bucks in all five major statistical categories and became the first player in NBA history to finish a regular season in the top 20 in all five statistics of total points, rebounds, assists, steals, and blocks. He received the Most Improved Player award in 2017

•	Antetokounmpo has received five All-Star selections, including being selected as an All-Star captain in 2019 and 2020

•	Antetokounmpo won back-to-back NBA Most Valuable Player Awards in 2019 and 2020, joining Kareem Abdul-Jabbar and LeBron James as the only players in NBA history to win two MVPs before turning 26. Along with his MVP award, he was also named the NBA Defensive Player of the Year in 2020, becoming only the third player after Michael Jordan (1988) and Hakeem Olajuwon (1994) to win both awards in the same season.

Asset Description

Overview and authentication:

•	Green road jersey worn in all road games versus the Boston Celtics and Toronto Raptors during the 2019 NBA Playoffs.

•	Versus the Boston Celtics Giannis averaged 28.4 pts, 11 rebounds and 5.2 assists.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 127

•	Versus the Toronto Raptors Giannis averaged 22.7pts, 13.5 rebounds and 5.5 assists.

•	Giannis Antetokounmpo Green Milwaukee Bucks Jersey.

Notable Features:

•	Green Milwaukee Bucks Jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GiannisMVPSeasonPlayoffJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 127

Schedule VIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 322

Series Designation of #KOBEBRYANTFINALMSGGAME,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANTFINALMSGGAME, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANTFINALMSGGAME with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANTFINALMSGGAME until dissolution of #KOBEBRYANTFINALMSGGAME pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBRYANTFINALMSGGAME shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANTFINALMSGGAME through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANTFINALMSGGAME from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANTFINALMSGGAME Interests the Company can issue may not exceed the purchase price, in the aggregate, of $750,000.
Number of #KOBEBRYANTFINALMSGGAME Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANTFINALMSGGAME Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANTFINALMSGGAME sold at the Initial Offering of the #KOBEBRYANTFINALMSGGAME Interests (excluding the #KOBEBRYANTFINALMSGGAME Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 127

Other rights	Holders of #KOBEBRYANTFINALMSGGAME Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANTFINALMSGGAME Interests.
Officers	There shall initially be no specific officers associated with #KOBEBRYANTFINALMSGGAME, although, the Managing Member may appoint Officers of #KOBEBRYANTFINALMSGGAME from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KobeBryantFinalMSGGame Offering, SERIES #KobeBryantFinalMSGGame will purchase a Kobe Bryant Los Angeles Lakers Game Worn Jersey Final Game at MSG (The “Underlying Asset” with respect to SERIES #KobeBryantFinalMSGGame, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	Kobe Bryant Purple Los Angeles Lakers Jersey.

•	Worn by Kobe Bryant on 11/8/15, his final career game at Madison Square Garden.

•	Bryant finished the game with 18 points, 2 rebounds and 3 assists.

•	Photomatched by Meigray.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 127

Notable Features:

Purple Los Angeles Lakers Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantFinalMSGGame going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 127

Schedule IX to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 323

Series Designation of #LARRYBIRD3POINTCONTESTSHIRT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LARRYBIRD3POINTCONTESTSHIRT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LARRYBIRD3POINTCONTESTSHIRT with effect from the effective date hereof and shall continue to act as the Managing Member of #LARRYBIRD3POINTCONTESTSHIRT until dissolution of #LARRYBIRD3POINTCONTESTSHIRT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LARRYBIRD3POINTCONTESTSHIRT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LARRYBIRD3POINTCONTESTSHIRT through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LARRYBIRD3POINTCONTESTSHIRT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LARRYBIRD3POINTCONTESTSHIRT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $750,000.
Number of #LARRYBIRD3POINTCONTESTSHIRT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LARRYBIRD3POINTCONTESTSHIRT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LARRYBIRD3POINTCONTESTSHIRT sold at the Initial Offering of the #LARRYBIRD3POINTCONTESTSHIRT Interests (excluding the #LARRYBIRD3POINTCONTESTSHIRT Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 127

Other rights	Holders of #LARRYBIRD3POINTCONTESTSHIRT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LARRYBIRD3POINTCONTESTSHIRT Interests.
Officers	There shall initially be no specific officers associated with #LARRYBIRD3POINTCONTESTSHIRT, although, the Managing Member may appoint Officers of #LARRYBIRD3POINTCONTESTSHIRT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LarryBird3PointContestShirt Offering, SERIES #LarryBird3PointContestShirt will purchase a Larry Bird 1986-87 Game Worn Boston Celtics Road Full Uniform - Worn in 3 Point Contest (The “Underlying Asset” with respect to SERIES #LarryBird3PointContestShirt, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Larry Bird, nicknamed “Larry Legend”, was a legendary Boston Celtics star and considered one of the best small forwards in NBA history. Renowned for his mastery of the fundamentals, clutch shooting, toughness, and all-around game.

•	Bird’s career accolades include 3x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and a Hall of Fame inductee.

Asset Description

Overview and authentication:

•	Larry Bird Green Boston Celtics Full Uniform.

•	This offering contains both the jersey as well as the shorts for Larry Bird’s 1986-87 Road Uniform.

•	This uniform was also worn during the All Star Game Three-Point Contest that year, which Bird won.

•	Photomatched by Meigray

Notable Features:

Green Boston Celtics Full Uniform

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LarryBird3PointContestShirt going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 127

Schedule X to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 324

Series Designation of #YAOMINGJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#YAOMINGJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #YAOMINGJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #YAOMINGJERSEY until dissolution of #YAOMINGJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #YAOMINGJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #YAOMINGJERSEY through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #YAOMINGJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #YAOMINGJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #YAOMINGJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #YAOMINGJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #YAOMINGJERSEY sold at the Initial Offering of the #YAOMINGJERSEY Interests (excluding the #YAOMINGJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #YAOMINGJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #YAOMINGJERSEY Interests.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 127

Officers	There shall initially be no specific officers associated with #YAOMINGJERSEY, although, the Managing Member may appoint Officers of #YAOMINGJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #YaoMingJersey Offering, SERIES #YaoMingJersey will purchase a Yao Ming 2003-04 Game Worn Houston Rockets Home Jersey (The “Underlying Asset” with respect to SERIES #YaoMingJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Yao Ming, known affectionately as just “Yao” and considered the greatest Chinese basketball player of all time, played 9 seasons in the NBA with the Houston Rockets.

•	Yao’s career accolades include 8 All Star appearances, 5 All-NBA Team nominations and the All-Rookie First Team.

•	He was one of the more dominant big men of his time and was inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	Yao Ming White Houston Rockets Jersey.

•	Worn for multiple home games during the 2003-04 Season.

•	Photomatched by Meigray

Notable Features:

White Houston Rockets Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #YaoMingJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 127

Schedule XI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 325

Series Designation of #KOBEBRYANT81POINTGAMESHIRT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANT81POINTGAMESHIRT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANT81POINTGAMESHIRT with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANT81POINTGAMESHIRT until dissolution of #KOBEBRYANT81POINTGAMESHIRT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBRYANT81POINTGAMESHIRT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANT81POINTGAMESHIRT through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANT81POINTGAMESHIRT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANT81POINTGAMESHIRT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $500,000.
Number of #KOBEBRYANT81POINTGAMESHIRT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANT81POINTGAMESHIRT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANT81POINTGAMESHIRT sold at the Initial Offering of the #KOBEBRYANT81POINTGAMESHIRT Interests (excluding the #KOBEBRYANT81POINTGAMESHIRT Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 127

Other rights	Holders of #KOBEBRYANT81POINTGAMESHIRT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANT81POINTGAMESHIRT Interests.
Officers	There shall initially be no specific officers associated with #KOBEBRYANT81POINTGAMESHIRT, although, the Managing Member may appoint Officers of #KOBEBRYANT81POINTGAMESHIRT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KobeBryant81PointGameShirt Offering, SERIES #KobeBryant81PointGameShirt will purchase a Kobe Bryant Game Worn Los Angeles Lakers Home Warmup Shirt - Worn For 81 Point Game. (The “Underlying Asset” with respect to SERIES #KobeBryant81PointGameShirt, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	Kobe Bryant Yellow Los Angeles Lakers Home Warmup Shirt.

•	Worn throughout the 2005-06 season in pre-game warmups.

•	Worn by Kobe in pre-game warmups on January 22, 2006 when Kobe Bryant scored 81 points.

•	Photomatched by Meigray

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 127

Notable Features:

Yellow Los Angeles Lakers Warmup Shirt

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryant81PointGameShirt going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 127

Schedule XII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 326

Series Designation of #LEBRONROOKIESHOES,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONROOKIESHOES, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONROOKIESHOES with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONROOKIESHOES until dissolution of #LEBRONROOKIESHOES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONROOKIESHOES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONROOKIESHOES through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONROOKIESHOES from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONROOKIESHOES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.
Number of #LEBRONROOKIESHOES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONROOKIESHOES Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONROOKIESHOES sold at the Initial Offering of the #LEBRONROOKIESHOES Interests (excluding the #LEBRONROOKIESHOES Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 127

Other rights	Holders of #LEBRONROOKIESHOES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONROOKIESHOES Interests.
Officers	There shall initially be no specific officers associated with #LEBRONROOKIESHOES, although, the Managing Member may appoint Officers of #LEBRONROOKIESHOES from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LeBronRookieShoes Offering, SERIES #LeBronRookieShoes will purchase a LeBron James 2003-04 Rookie Season Game Worn Sneakers. (The “Underlying Asset” with respect to SERIES #LeBronRookieShoes, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	LeBron James 2003-04 Rookie Season Game Worn Sneakers.

•	Photomatched by Meigray to 3 games during the 2003-04 season.

Notable Features:

LeBron James Game Worn Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronRookieShoes going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 127

Schedule XIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 327

Series Designation of #KOBEBRYANT50POINTSTREAK,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANT50POINTSTREAK, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANT50POINTSTREAK with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANT50POINTSTREAK until dissolution of #KOBEBRYANT50POINTSTREAK pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBRYANT50POINTSTREAK shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANT50POINTSTREAK through that certain Consignment Agreement dated as of July 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANT50POINTSTREAK from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANT50POINTSTREAK Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #KOBEBRYANT50POINTSTREAK Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANT50POINTSTREAK Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANT50POINTSTREAK sold at the Initial Offering of the #KOBEBRYANT50POINTSTREAK Interests (excluding the #KOBEBRYANT50POINTSTREAK Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 127

Other rights	Holders of #KOBEBRYANT50POINTSTREAK Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANT50POINTSTREAK Interests.
Officers	There shall initially be no specific officers associated with #KOBEBRYANT50POINTSTREAK, although, the Managing Member may appoint Officers of #KOBEBRYANT50POINTSTREAK from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KobeBryant50PointStreak Offering, SERIES #KobeBryant50PointStreak will purchase a Kobe Bryant 2006-07 Game Worn Lakers Jersey (The “Underlying Asset” with respect to SERIES #KobeBryant50PointStreak, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	Kobe Bryant Gold Los Angeles Lakers Jersey.

•	Photomatched to 4 games during the 2006-07 season including TWO 50-point games.

•	Photomatched by Meigray.

Notable Features:

Kobe Bryant Gold Los Angeles Lakers Jersey

Notable Defects:

There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryant50PointStreak going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 127

Schedule XIV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 328

Series Designation of #JETERYANKEEPINSTRIPESJERSEY2006,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JETERYANKEEPINSTRIPESJERSEY2006, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JETERYANKEEPINSTRIPESJERSEY2006 with effect from the effective date hereof and shall continue to act as the Managing Member of #JETERYANKEEPINSTRIPESJERSEY2006 until dissolution of #JETERYANKEEPINSTRIPESJERSEY2006 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JETERYANKEEPINSTRIPESJERSEY2006 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JETERYANKEEPINSTRIPESJERSEY2006 through that certain Consignment Agreement dated as of August 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JETERYANKEEPINSTRIPESJERSEY2006 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JETERYANKEEPINSTRIPESJERSEY2006 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #JETERYANKEEPINSTRIPESJERSEY2006 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JETERYANKEEPINSTRIPESJERSEY2006 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 127

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JETERYANKEEPINSTRIPESJERSEY2006 sold at the Initial Offering of the #JETERYANKEEPINSTRIPESJERSEY2006 Interests (excluding the #JETERYANKEEPINSTRIPESJERSEY2006 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JETERYANKEEPINSTRIPESJERSEY2006 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JETERYANKEEPINSTRIPESJERSEY2006 Interests.
Officers	There shall initially be no specific officers associated with #JETERYANKEEPINSTRIPESJERSEY2006, although, the Managing Member may appoint Officers of #JETERYANKEEPINSTRIPESJERSEY2006 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #JeterYankeePinstripesJersey2006 Offering, SERIES #JeterYankeePinstripesJersey2006 will purchase a Derek Jeter 2006 New York Yankees Game Used Jersey (The “Underlying Asset” with respect to SERIES #JeterYankeePinstripesJersey2006, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	From the moment he kicked off his 1996 Rookie of the Year season, it was clear that Derek Jeter was going to become one of the New York Yankees greats, mentioned in the same breath with Ruth, Gehrig, Mantle, and DiMaggio.

•	Among the most revered players of his era amongst both fans and peers, the sure-handed infielder racked up an MVP award, 14 All-Star Game appearances, five Silver Sluggers, and five Gold Gloves.

•	A five-time World Series winner, Jeter earned MVP honors in the 2000 fall classic.

•	Jeter was a remarkably consistent performer, finishing top-ten in MVP voting on eight occasions.

•	Jeter was elected into the Hall of Fame in 2020, appearing on 99.7% of the ballots.

Asset Description

Overview and authentication:

•	Derek Jeter White Pinstripe New York Yankees Jersey.

•	Worn for multiple games during the 2006 season including the Subway Series versus the New York Mets

•	Photomatched by Sports Investors.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 127

Notable Features:

Derek Jeter White Pinstripe Yankees Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JeterYankeePinstripesJersey2006 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 127

Schedule XV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 329

Series Designation of #1952MAYSBERKROSSPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1952MAYSBERKROSSPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1952MAYSBERKROSSPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #1952MAYSBERKROSSPSA9 until dissolution of #1952MAYSBERKROSSPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1952MAYSBERKROSSPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1952MAYSBERKROSSPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1952MAYSBERKROSSPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1952MAYSBERKROSSPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.
Number of #1952MAYSBERKROSSPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1952MAYSBERKROSSPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1952MAYSBERKROSSPSA9 sold at the Initial Offering of the #1952MAYSBERKROSSPSA9 Interests (excluding the #1952MAYSBERKROSSPSA9 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 36 of 127

Other rights	Holders of #1952MAYSBERKROSSPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1952MAYSBERKROSSPSA9 Interests.
Officers	There shall initially be no specific officers associated with #1952MAYSBERKROSSPSA9, although, the Managing Member may appoint Officers of #1952MAYSBERKROSSPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #1952MaysBerkRossPSA9 Offering, SERIES #1952MaysBerkRossPSA9 will purchase a Willie Mays 1952 Berk Ross PSA 9 (The “Underlying Asset” with respect to SERIES #1952MaysBerkRossPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Willie Mays is arguably the greatest centerfielder that major League Baseball has ever seen.

•	Mays was a 24-time All-Star selection, a 12-time Gold Glove winner, the 1951 National League Rookie of the Year, a two-time NL Most Valuable Player (1954, 1965) and a member of the 1954 World Series champion New York Giants.

•	Mays’ numbers are among the best ever including his 660 career home runs, third behind Hank Aaron and Babe Ruth at the time of his retirement.

•	Willie Mays retired with 3,283 hits, 2,062 runs scored, 1,903 RBI, 338 stolen bases, 660 home runs and career .302 batting average. Willie Howard Mays was elected to the National Baseball Hall of Fame in 1979.

Asset Description

Overview and authentication:

•	PSA Card Facts state “The 1952 Berk Ross set consists of 72 cards, each one 2” x 3”. Manufactured by the Berk Ross Company of New York City, card fronts have a posed “hand-painted” color likeness with the player’s name in white script.” (https://www.psacard.com/cardfacts/baseball-cards/1952-berk-ross/223)

•	PSA continues “Key cards include Joe DiMaggio (though he retired at the end of the 1951 season), Mickey Mantle, Willie Mays, Stan Musial, Jackie Robinson, and Ted Williams. (The DiMaggio and Williams cards were not available in the 1952 Bowman or Topps sets, making the Berk Ross examples highly collectible).”

•	The PSA Population Report lists six PSA 9 examples out of 183 submissions with NONE graded higher.

•	The most recent sale for a PSA 9 reported to VCP Pricing was on 12/16/20 for $8,800...Since that time PSA 8.5 sales have risen from $3,120 to $7,500 on 3/15/21 and PSA 7 sales have risen from $1,500 on 10/30/20 to $6,400 on 6/20/21.

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1952MaysBerkRossPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 37 of 127

Schedule XVI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 330

Series Designation of #1952MANTLEBERKROSSPSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1952MANTLEBERKROSSPSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1952MANTLEBERKROSSPSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #1952MANTLEBERKROSSPSA8 until dissolution of #1952MANTLEBERKROSSPSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1952MANTLEBERKROSSPSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1952MANTLEBERKROSSPSA8 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1952MANTLEBERKROSSPSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1952MANTLEBERKROSSPSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #1952MANTLEBERKROSSPSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1952MANTLEBERKROSSPSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1952MANTLEBERKROSSPSA8 sold at the Initial Offering of the #1952MANTLEBERKROSSPSA8 Interests (excluding the #1952MANTLEBERKROSSPSA8 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 38 of 127

Other rights	Holders of #1952MANTLEBERKROSSPSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1952MANTLEBERKROSSPSA8 Interests.
Officers	There shall initially be no specific officers associated with #1952MANTLEBERKROSSPSA8, although, the Managing Member may appoint Officers of #1952MANTLEBERKROSSPSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #1952MantleBerkRossPSA8 Offering, SERIES #1952MantleBerkRossPSA8 will purchase a Mickey Mantle 1952 Berk Ross PSA 8 (The “Underlying Asset” with respect to SERIES #1952MantleBerkRossPSA8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

•	PSA Card Facts state “The 1952 Berk Ross set consists of 72 cards, each one 2” x 3”. Manufactured by the Berk Ross Company of New York City, card fronts have a posed “hand-painted” color likeness with the player’s name in white script.” (https://www.psacard.com/cardfacts/baseball-cards/1952-berk-ross/223)

•	PSA continues “Key cards include Joe DiMaggio (though he retired at the end of the 1951 season), Mickey Mantle, Willie Mays, Stan Musial, Jackie Robinson, and Ted Williams. (The DiMaggio and Williams cards were not available in the 1952 Bowman or Topps sets, making the Berk Ross examples highly collectible).”

•	The PSA Population Report lists 22 PSA 8 examples out of 275 submissions with NONE graded higher.

•	The most recent sale for a PSA 8 reported to VCP Pricing was on 12/12/20 for $15,900...Since that time PSA 7 sales have risen from $5,520 to $9,000 on 7/21/21.

Notable Features:

Graded Near Mint- Mint by PSA

Notable Defects:

There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1952MantleBerkRossPSA8 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 39 of 127

Schedule XVII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 331

Series Designation of #1954BOWMANMAYSPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1954BOWMANMAYSPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1954BOWMANMAYSPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #1954BOWMANMAYSPSA9 until dissolution of #1954BOWMANMAYSPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1954BOWMANMAYSPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1954BOWMANMAYSPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1954BOWMANMAYSPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1954BOWMANMAYSPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #1954BOWMANMAYSPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1954BOWMANMAYSPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1954BOWMANMAYSPSA9 sold at the Initial Offering of the #1954BOWMANMAYSPSA9 Interests (excluding the #1954BOWMANMAYSPSA9 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 40 of 127

Other rights

Holders of #1954BOWMANMAYSPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1954BOWMANMAYSPSA9 Interests.

Officers	There shall initially be no specific officers associated with #1954BOWMANMAYSPSA9, although, the Managing Member may appoint Officers of #1954BOWMANMAYSPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #1954BowmanMaysPSA9 Offering, SERIES #1954BowmanMaysPSA9 will purchase a Willie Mays 1954 Bowman PSA 9 (The “Underlying Asset” with respect to SERIES #1954BowmanMaysPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Willie Mays is arguably the greatest centerfielder that major League Baseball has ever seen.

•	Mays was a 24-time All-Star selection, a 12-time Gold Glove winner, the 1951 National League Rookie of the Year, a two-time NL Most Valuable Player (1954, 1965) and a member of the 1954 World Series champion New York Giants.

•	Mays’ numbers are among the best ever including his 660 career home runs, third behind Hank Aaron and Babe Ruth at the time of his retirement.

•	Willie Mays retired with 3,283 hits, 2,062 runs scored, 1,903 RBI, 338 stolen bases, 660 home runs and career .302 batting average. Willie Howard Mays was elected to the National Baseball Hall of Fame in 1979.

Asset Description

Overview and authentication:

•	The 1954 Bowman set consists of 224 cards, each measuring 2-1/2" by 3-3/4”. Each card front carried a colorful likeness of a player with a facsimile signature in a colored rectangle at the card’s bottom.

•	Out of 2,110 submissions to PSA only 19 received a grade of 9 with NONE graded higher.

•	VCP Pricing tracks the most recent sale of a PSA 9 copy as $15,400 on 10/12/20

•	Since that time, PSA 7 sales have risen from $1,649 to $5,850 on 6/3/21.

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1954BowmanMaysPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 41 of 127

Schedule XVIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 332

Series Designation of #MAYS1969TOPPSPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1969TOPPSPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1969TOPPSPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1969TOPPSPSA10 until dissolution of #MAYS1969TOPPSPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYS1969TOPPSPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1969TOPPSPSA10 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1969TOPPSPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1969TOPPSPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #MAYS1969TOPPSPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1969TOPPSPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1969TOPPSPSA10 sold at the Initial Offering of the #MAYS1969TOPPSPSA10 Interests (excluding the #MAYS1969TOPPSPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAYS1969TOPPSPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1969TOPPSPSA10 Interests.
Officers	There shall initially be no specific officers associated with #MAYS1969TOPPSPSA10, although, the Managing Member may appoint Officers of #MAYS1969TOPPSPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 42 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #Mays1969ToppsPSA10 Offering, SERIES #Mays1969ToppsPSA10 will purchase a Mickey Mantle 1952 Berk Ross PSA 8 (The “Underlying Asset” with respect to SERIES #Mays1969ToppsPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Willie Mays is arguably the greatest centerfielder that major League Baseball has ever seen.

•	Mays was a 24-time All-Star selection, a 12-time Gold Glove winner, the 1951 National League Rookie of the Year, a two-time NL Most Valuable Player (1954, 1965) and a member of the 1954 World Series champion New York Giants.

•	Mays’ numbers are among the best ever including his 660 career home runs, third behind Hank Aaron and Babe Ruth at the time of his retirement.

•	Willie Mays retired with 3,283 hits, 2,062 runs scored, 1,903 RBI, 338 stolen bases, 660 home runs and career .302 batting average. Willie Howard Mays was elected to the National Baseball Hall of Fame in 1979.

Asset Description

Overview and authentication:

•	The 1969 Topps Baseball set consists of 664 cards, each measuring 2-1/2" by 3-1/2”. The set features a color photo with the team name printed in block letters underneath. A circle contains the player’s name and position. (https://www.psacard.com/pop/baseball-cards/1969/topps/49710)

•	Out of 2,592 submissions to PSA only SIX received a grade of 10 with NONE graded higher.

•	VCP Pricing tracks the most recent sale of a PSA 10 copy as $45,600 on 4/18/21.

•	Since that time, PSA 7 sales have risen from $1,649 to $5,850 on 6/3/21.

Notable Features:

Graded Gem Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1969ToppsPSA10 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 43 of 127

Schedule XIX to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 333

Series Designation of #BANKS68&69TOPPSPSA10BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BANKS68&69TOPPSPSA10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BANKS68&69TOPPSPSA10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #BANKS68&69TOPPSPSA10BASKET until dissolution of #BANKS68&69TOPPSPSA10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BANKS68&69TOPPSPSA10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BANKS68&69TOPPSPSA10BASKET through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BANKS68&69TOPPSPSA10BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BANKS68&69TOPPSPSA10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $20,000.
Number of #BANKS68&69TOPPSPSA10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BANKS68&69TOPPSPSA10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BANKS68&69TOPPSPSA10BASKET sold at the Initial Offering of the #BANKS68&69TOPPSPSA10BASKET Interests (excluding the #BANKS68&69TOPPSPSA10BASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BANKS68&69TOPPSPSA10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BANKS68&69TOPPSPSA10BASKET Interests.
Officers	There shall initially be no specific officers associated with #BANKS68&69TOPPSPSA10BASKET, although, the Managing Member may appoint Officers of #BANKS68&69TOPPSPSA10BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 44 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #Banks68&69ToppsPSA10Basket Offering, SERIES #Banks68&69ToppsPSA10Basket will purchase a Ernie Banks 1968 & 1969 Topps PSA 10 (The “Underlying Asset” with respect to SERIES #Banks68&69ToppsPSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “Mr. Cub”, Ernie Banks is seen as one of the greatest baseball players of all time.

•	Banks was a 14 time All-Star and 2 time MVP.

•	Banks was elected to the Baseball Hall of Fame in 1977 and the Major League Baseball All-Century Team in 1999.

•	His jersey number 14 was retired by the Cubs.

Asset Description

Overview and authentication:

•	This offering contains both 1968 and 1969 Topps PSA 10 Ernie Banks cards.

•	Out of 2,079 submissions of the 1969 Topps card only 22 received a graed of 10 with none higher.

•	VCP Pricing tracks the most recent sale of a PSA 10 1968 Topps Ernie Banks as $4,080 on 5/8/21.

•	Out of 2,411 submissions of the 1969 Topps card only 17 received a grade of 10 with none higher.

•	VCP Pricing tracks the most recent sale of a PSA 10 1969 Topps Ernie Banks as $1,886 on 10/10/20...since that time PSA 9 copies have risen in price from $450 to $610 on 7/11/21.

Notable Features:

Both Cards Graded Gem Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Banks68&69ToppsPSA10Basket going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 45 of 127

Schedule XX to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 334

Series Designation of #NOLANRYAN1968MILTONBRADLEYPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#NOLANRYAN1968MILTONBRADLEYPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #NOLANRYAN1968MILTONBRADLEYPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #NOLANRYAN1968MILTONBRADLEYPSA9 until dissolution of #NOLANRYAN1968MILTONBRADLEYPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #NOLANRYAN1968MILTONBRADLEYPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #NOLANRYAN1968MILTONBRADLEYPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #NOLANRYAN1968MILTONBRADLEYPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #NOLANRYAN1968MILTONBRADLEYPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #NOLANRYAN1968MILTONBRADLEYPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #NOLANRYAN1968MILTONBRADLEYPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #NOLANRYAN1968MILTONBRADLEYPSA9 sold at the Initial Offering of the #NOLANRYAN1968MILTONBRADLEYPSA9 Interests (excluding the #NOLANRYAN1968MILTONBRADLEYPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #NOLANRYAN1968MILTONBRADLEYPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #NOLANRYAN1968MILTONBRADLEYPSA9 Interests.
Officers	There shall initially be no specific officers associated with #NOLANRYAN1968MILTONBRADLEYPSA9, although, the Managing Member may appoint Officers of #NOLANRYAN1968MILTONBRADLEYPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 46 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #NolanRyan1968MiltonBradleyPSA9 Offering, SERIES #NolanRyan1968MiltonBradleyPSA9 will purchase a Nolan Ryan 1968 Milton Bradley PSA 9 (The “Underlying Asset” with respect to SERIES #NolanRyan1968MiltonBradleyPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Ryan Express”, Nolan Ryan is seen as one of the greatest baseball players of all time.

•	Over a record 27-year career that included play in four decades, Ryan pitched for the New York Mets, California Angels, Houston Astros, and Texas Rangers

•	Ryan was an 8 time All-Star, 1969 World Series Champ and 11 time Strikeout Leader.

•	Ryan was elected to the Baseball Hall of Fame in 1999.

•	Ryan is the all-time leader in no-hitters with seven, three more than any other pitcher. He is tied with Bob Feller for the most one-hitters, with 12. Ryan also pitched 18 two-hitters. Despite this, he never pitched a perfect game, nor did he ever win a Cy Young Award.

•	His 5,714 career strikeouts is an MLB record by a significant margin.

Asset Description

Overview and authentication:

•	PSA Card Facts state “In 1968, Ryan made his Topps debut on a card (#177) that he shares with Jerry Koosman, who was a fine pitcher in his own right. The Ryan card is one of two key Hall of Famer rookie cards in the set, along with Johnny Bench. They make up quite the battery. That same year, three other versions of the same card were produced. Milton Bradley, O-Pee-Chee, and Venezuelan Topps issued their own Ryan rookies as well. All three are tougher to find than the traditional Topps Ryan, especially the Venezuelan Topps card, but the Topps card is the one that has the most mainstream appeal.” (https://www.psacard.com/cardfacts/baseball-cards/1968-topps/mets-rookies-jerry-koosman-nolan-ryan-177/31778)

•	The PSA Population Report lists 66 PSA 9 examples out of 10,518 submissions with ONE graded higher.

•	The most recent sale for a PSA 9 reported to VCP Pricing was on 7/20/19 for $18,000...Since that time PSA 8 sales have risen from $3,900 to $15,600 on 8/22/21.

Notable Features:

Graded Near Mint- Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NolanRyan1968MiltonBradleyPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 47 of 127

Schedule XXI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 335

Series Designation of #LEBRON2017ECFCAVSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRON2017ECFCAVSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRON2017ECFCAVSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRON2017ECFCAVSJERSEY until dissolution of #LEBRON2017ECFCAVSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRON2017ECFCAVSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRON2017ECFCAVSJERSEY through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRON2017ECFCAVSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRON2017ECFCAVSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $180,000.
Number of #LEBRON2017ECFCAVSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRON2017ECFCAVSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRON2017ECFCAVSJERSEY sold at the Initial Offering of the #LEBRON2017ECFCAVSJERSEY Interests (excluding the #LEBRON2017ECFCAVSJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRON2017ECFCAVSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRON2017ECFCAVSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #LEBRON2017ECFCAVSJERSEY, although, the Managing Member may appoint Officers of #LEBRON2017ECFCAVSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 48 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LeBron2017ECFCavsJersey Offering, SERIES #LeBron2017ECFCavsJersey will purchase a LeBron James Game Worn 2017 Eastern Conference Finals Home Jersey (The “Underlying Asset” with respect to SERIES #LeBron2017ECFCavsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	LeBron James Cleveland Cavaliers Home Jersey.

•	Photomatched to the Eastern Conference Finals versus the Boston Celtics on 5/21/17.

•	Photomatched by Meigray.

Notable Features:

LeBron James Cleveland Cavaliers Home Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBron2017ECFCavsJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 49 of 127

Schedule XXII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 336

Series Designation of #TRAEYOUNGSNEAKERS43PTGAME,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TRAEYOUNGSNEAKERS43PTGAME, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TRAEYOUNGSNEAKERS43PTGAME with effect from the effective date hereof and shall continue to act as the Managing Member of #TRAEYOUNGSNEAKERS43PTGAME until dissolution of #TRAEYOUNGSNEAKERS43PTGAME pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TRAEYOUNGSNEAKERS43PTGAME shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TRAEYOUNGSNEAKERS43PTGAME through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TRAEYOUNGSNEAKERS43PTGAME from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TRAEYOUNGSNEAKERS43PTGAME Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #TRAEYOUNGSNEAKERS43PTGAME Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TRAEYOUNGSNEAKERS43PTGAME Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TRAEYOUNGSNEAKERS43PTGAME sold at the Initial Offering of the #TRAEYOUNGSNEAKERS43PTGAME Interests (excluding the #TRAEYOUNGSNEAKERS43PTGAME Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TRAEYOUNGSNEAKERS43PTGAME Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TRAEYOUNGSNEAKERS43PTGAME Interests.
Officers	There shall initially be no specific officers associated with #TRAEYOUNGSNEAKERS43PTGAME, although, the Managing Member may appoint Officers of #TRAEYOUNGSNEAKERS43PTGAME from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 50 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #TraeYoungSneakers43ptGame Offering, SERIES #TraeYoungSneakers43ptGame will purchase a Trae Young Game Worn Adidas N3XT L3VEL Signed Sneakers. (The “Underlying Asset” with respect to SERIES #TraeYoungSneakers43ptGame, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.

•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.

•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.

•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	Trae Young Adidas Sneakers.

•	Authenticated and photomatched by MeiGray to multiple games in January 2021, including season high 43 points game

Notable Features:

Autographed by Trae Young

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungSneakers43ptGame going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 51 of 127

Schedule XXIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 337

Series Designation of #KOBEFINALGAMEVSTORONTOSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEFINALGAMEVSTORONTOSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEFINALGAMEVSTORONTOSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEFINALGAMEVSTORONTOSNEAKERS until dissolution of #KOBEFINALGAMEVSTORONTOSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEFINALGAMEVSTORONTOSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEFINALGAMEVSTORONTOSNEAKERS through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEFINALGAMEVSTORONTOSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEFINALGAMEVSTORONTOSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 52 of 127

Number of #KOBEFINALGAMEVSTORONTOSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEFINALGAMEVSTORONTOSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEFINALGAMEVSTORONTOSNEAKERS sold at the Initial Offering of the #KOBEFINALGAMEVSTORONTOSNEAKERS Interests (excluding the #KOBEFINALGAMEVSTORONTOSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEFINALGAMEVSTORONTOSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEFINALGAMEVSTORONTOSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #KOBEFINALGAMEVSTORONTOSNEAKERS, although, the Managing Member may appoint Officers of #KOBEFINALGAMEVSTORONTOSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KobeFinalGameVsTorontoSneakers Offering, SERIES #KobeFinalGameVsTorontoSneakers will purchase a Kobe Bryant Game Worn Kobe 10 Sneakers. (The “Underlying Asset” with respect to SERIES #KobeFinalGameVsTorontoSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 53 of 127

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Kobe Bryant during the 2015-16 season, his last.

•	The shoes have been photomatched for game use by Meigray.

•	Photomatched to Bryant’s final game versus the Toronto Raptors on 12/7/15.

Notable Features:

Nike Kobe 10 Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeFinalGameVsTorontoSneakers going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 54 of 127

Schedule XXIV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 338

Series Designation of #KOBEFINALGAMEVSTORONTOSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEFINALSEASONSNEAKERSVSDENVER, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEFINALSEASONSNEAKERSVSDENVER with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEFINALSEASONSNEAKERSVSDENVER until dissolution of #KOBEFINALSEASONSNEAKERSVSDENVER pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEFINALSEASONSNEAKERSVSDENVER shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEFINALSEASONSNEAKERSVSDENVER through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEFINALSEASONSNEAKERSVSDENVER from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEFINALSEASONSNEAKERSVSDENVER Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 55 of 127

Number of #KOBEFINALSEASONSNEAKERSVSDENVER Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEFINALSEASONSNEAKERSVSDENVER Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEFINALSEASONSNEAKERSVSDENVER sold at the Initial Offering of the #KOBEFINALSEASONSNEAKERSVSDENVER Interests (excluding the #KOBEFINALSEASONSNEAKERSVSDENVER Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEFINALSEASONSNEAKERSVSDENVER Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEFINALSEASONSNEAKERSVSDENVER Interests.
Officers	There shall initially be no specific officers associated with #KOBEFINALSEASONSNEAKERSVSDENVER, although, the Managing Member may appoint Officers of #KOBEFINALSEASONSNEAKERSVSDENVER from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KobeFinalSeasonSneakersVsDenver Offering, SERIES #KobeFinalSeasonSneakersVsDenver will purchase a Kobe Bryant Game Worn Kobe 10 Elite Sneakers (The “Underlying Asset” with respect to SERIES #KobeFinalSeasonSneakersVsDenver, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 56 of 127

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Kobe Bryant during the 2015-16 season, his last.

•	The shoes have been photomatched for game use by Meigray.

•	Photomatched to Bryant’s final game versus the Denver Nuggets on 12/22/15.

Notable Features:

Nike Kobe 10 Elite Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeFinalSeasonSneakersVsDenver going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 57 of 127

Schedule XXV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 339

Series Designation of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBLACKHISTORYMONTHFINALSEASONSHOES, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES until dissolution of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBLACKHISTORYMONTHFINALSEASONSHOES through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBLACKHISTORYMONTHFINALSEASONSHOES from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 58 of 127

Number of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBLACKHISTORYMONTHFINALSEASONSHOES sold at the Initial Offering of the #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests (excluding the #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES Interests.
Officers	There shall initially be no specific officers associated with #KOBEBLACKHISTORYMONTHFINALSEASONSHOES, although, the Managing Member may appoint Officers of #KOBEBLACKHISTORYMONTHFINALSEASONSHOES from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #KobeBlackHistoryMonthFinalSeasonShoes Offering, SERIES #KobeBlackHistoryMonthFinalSeasonShoes will purchase a Kobe Bryant Game Worn Kobe 10 BHM PE Sneakers (The “Underlying Asset” with respect to SERIES #KobeBlackHistoryMonthFinalSeasonShoes, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 59 of 127

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Kobe Bryant during the 2015-16 season, his last.

•	The shoes have been photomatched for game use by Meigray.

•	Photomatched to worn on 2/4/16 vs New Orleans Pelicans

Notable Features:

Nike Kobe 10 Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBlackHistoryMonthFinalSeasonShoes going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 60 of 127

Schedule XXVI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 340

Series Designation of #LEBRONMIAMIECF2013JERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONMIAMIECF2013JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONMIAMIECF2013JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONMIAMIECF2013JERSEY until dissolution of #LEBRONMIAMIECF2013JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONMIAMIECF2013JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONMIAMIECF2013JERSEY through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONMIAMIECF2013JERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONMIAMIECF2013JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.
Number of #LEBRONMIAMIECF2013JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONMIAMIECF2013JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONMIAMIECF2013JERSEY sold at the Initial Offering of the #LEBRONMIAMIECF2013JERSEY Interests (excluding the #LEBRONMIAMIECF2013JERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONMIAMIECF2013JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONMIAMIECF2013JERSEY Interests.
Officers	There shall initially be no specific officers associated with #LEBRONMIAMIECF2013JERSEY, although, the Managing Member may appoint Officers of #LEBRONMIAMIECF2013JERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 61 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LeBronMiamiECF2013Jersey Offering, SERIES #LeBronMiamiECF2013Jersey will purchase a LeBron James Game Worn 2013 Eastern Conference Finals Road Jersey (The “Underlying Asset” with respect to SERIES #LeBronMiamiECF2013Jersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	LeBron James Miami Heat Road Jersey.

•	Photomatched to LeBron’s 2012-13 MVP and Championship Season.

•	Photomatched by Meigray.

Notable Features:

Miami Heat Road Jersey

Notable Defects:

  There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMiamiECF2013Jersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 62 of 127

Schedule XXVII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 341

Series Designation of #JAMESHARDENNIPSEYHUSTLESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JAMESHARDENNIPSEYHUSTLESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JAMESHARDENNIPSEYHUSTLESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #JAMESHARDENNIPSEYHUSTLESNEAKERS until dissolution of #JAMESHARDENNIPSEYHUSTLESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JAMESHARDENNIPSEYHUSTLESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JAMESHARDENNIPSEYHUSTLESNEAKERS through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JAMESHARDENNIPSEYHUSTLESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 63 of 127

Number of #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JAMESHARDENNIPSEYHUSTLESNEAKERS sold at the Initial Offering of the #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests (excluding the #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JAMESHARDENNIPSEYHUSTLESNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #JAMESHARDENNIPSEYHUSTLESNEAKERS, although, the Managing Member may appoint Officers of #JAMESHARDENNIPSEYHUSTLESNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JamesHardenNipseyHustleSneakers

Investment Overview

•	Upon completion of the SERIES #JamesHardenNipseyHustleSneakers Offering, SERIES #JamesHardenNipseyHustleSneakers will purchase a James Harden Nipsey Hussle Tribute Adidas Harden Vol. 3 Sneakers (The “Underlying Asset” with respect to SERIES #JamesHardenNipseyHustleSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	James Harden is one of the NBA's most prolific scorers and has been called the best shooting guard in the NBA.

•	So far in his career, Harden has been named to 9 All-Star Teams and 7 All-NBA Teams.

•	Harden won the 2018 NBA MVP Award and is a 3x NBA Scoring Champion.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by James Harden on 4/3/19.

•	The shoes have been photomatched for game use by Meigray.

•	Special Nipsey Hussle tribute shoes with handwritten commemorative message from Harden.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 64 of 127

Notable Features:

Adidas Harden Vol 3 Sneakers

Notable Defects:

  There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JamesHardenNipseyHussleSneakers going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 65 of 127

Schedule XXVIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 342

 Series Designation of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY until dissolution of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 66 of 127

Number of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY sold at the Initial Offering of the #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests (excluding the #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY Interests.
Officers	There shall initially be no specific officers associated with #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY, although, the Managing Member may appoint Officers of #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #AnthonyDavisLakersKobeBryantPatchJersey Offering, SERIES #AnthonyDavisLakersKobeBryantPatchJersey will purchase a Anthony Davis Game Worn White Los Angeles Lakers Jersey (The “Underlying Asset” with respect to SERIES #AnthonyDavisLakersKobeBryantPatchJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “AD”, Anthony Davis is one of the more dominant forces in today’s NBA.

•	Davis is an eight-time NBA All-Star and has been named to four All-NBA First Teams and four NBA All-Defensive Teams.

•	Davis won the 2020 NBA Championship as a member of the Los Angeles Lakers.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 67 of 127

Asset Description

Overview and authentication:

•	Anthony Davis White Los Angeles Lakers Jersey

•	Worn during 2020 Championship season

•	Sunday White Jersey with special Kobe Bryant Tribute Patch.

•	Photomatched by Meigray.

Notable Features:

Sunday White Los Angeles Lakers Jersey

Notable Defects:

  There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AnthonyDavisLakersKobeBryantPatchJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 68 of 127

Schedule XXIX to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 343

Series Designation of #DONOVANMITCHELLSNEAKERS16GAMES2018-19,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DONOVANMITCHELLSNEAKERS16GAMES2018-19, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 with effect from the effective date hereof and shall continue to act as the Managing Member of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 until dissolution of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DONOVANMITCHELLSNEAKERS16GAMES2018-19 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DONOVANMITCHELLSNEAKERS16GAMES2018-19 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 69 of 127

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DONOVANMITCHELLSNEAKERS16GAMES2018-19 sold at the Initial Offering of the #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests (excluding the #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 Interests.
Officers	There shall initially be no specific officers associated with #DONOVANMITCHELLSNEAKERS16GAMES2018-19, although, the Managing Member may appoint Officers of #DONOVANMITCHELLSNEAKERS16GAMES2018-19 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #DonovanMitchellSneakers16Games2018-19 Offering, SERIES #DonovanMitchellSneakers16Games2018-19 will purchase a Donovan Mitchell Pro Bounce 2018 Game Worn Signed PE Sneakers (The “Underlying Asset” with respect to SERIES #DonovanMitchellSneakers16Games2018-19, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Donovan Mitchell, nicknamed “Spida”, is frequently discussed among the best young players in the NBA today.

•	Selected 13th overall in the 2017 draft, Mitchell went on to be named to the NBA All-Rookie First Team in 2018 while averaging over 20 points per game.

•	Mitchell set career highs in minutes per game, field goal percentage, 3 point percentage, free throw percentage, rebounds per game, assists per game and points per game during the 2019-20 season and was named to his second consecutive All-Star game in 2021.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 70 of 127

Asset Description

Overview and authentication:

•	This offering contains the Adidas sneakers worn by Donovan Mitchell.

•	The shoes have been photomatched for game use by Meigray.

•	Worn in at least 16 games of the 2018-19 NBA Season.

Notable Features:

Adidas Pro Bounce Autographed Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DonovanMitchellSneakers16Games2018-19 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 71 of 127

Schedule XXX to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 344

Series Designation of #GIANNISFIRSTMVPSEASONSHOES,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNISFIRSTMVPSEASONSHOES, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNISFIRSTMVPSEASONSHOES with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNISFIRSTMVPSEASONSHOES until dissolution of #GIANNISFIRSTMVPSEASONSHOES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GIANNISFIRSTMVPSEASONSHOES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNISFIRSTMVPSEASONSHOES through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNISFIRSTMVPSEASONSHOES from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNISFIRSTMVPSEASONSHOES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.
Number of #GIANNISFIRSTMVPSEASONSHOES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNISFIRSTMVPSEASONSHOES Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNISFIRSTMVPSEASONSHOES sold at the Initial Offering of the #GIANNISFIRSTMVPSEASONSHOES Interests (excluding the #GIANNISFIRSTMVPSEASONSHOES Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GIANNISFIRSTMVPSEASONSHOES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNISFIRSTMVPSEASONSHOES Interests.
Officers	There shall initially be no specific officers associated with #GIANNISFIRSTMVPSEASONSHOES, although, the Managing Member may appoint Officers of #GIANNISFIRSTMVPSEASONSHOES from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 72 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #GiannisFirstMVPSeasonShoes Offering, SERIES #GiannisFirstMVPSeasonShoes will purchase a Giannis Antetokounmpo Game Worn Signed AD Kobe Exodus Playoff Sneakers (The “Underlying Asset” with respect to SERIES #GiannisFirstMVPSeasonShoes, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Giannis Antetokounmpo, also known as “The Greek Freak”, is a Greek professional basketball player for the Milwaukee Bucks and universally considered one of the most promising young players in the NBA today.

•	In 2016–17 he led the Bucks in all five major statistical categories and became the first player in NBA history to finish a regular season in the top 20 in all five statistics of total points, rebounds, assists, steals, and blocks. He received the Most Improved Player award in 2017

•	Antetokounmpo has received five All-Star selections, including being selected as an All-Star captain in 2019 and 2020

•	Antetokounmpo won back-to-back NBA Most Valuable Player Awards in 2019 and 2020, joining Kareem Abdul-Jabbar and LeBron James as the only players in NBA history to win two MVPs before turning 26. Along with his MVP award, he was also named the NBA Defensive Player of the Year in 2020, becoming only the third player after Michael Jordan (1988) and Hakeem Olajuwon (1994) to win both awards in the same season.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Giannis Antetokounmpo during his first MVP Season.

•	The shoes have been photomatched for game use by Meigray.

•	Worn during the 2019 Playoffs.

Notable Features:

Nike AD Kobe Exodus Sneakers

Notable Defects:

There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GiannisFirstMVPSeasonShoes going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 73 of 127

Schedule XXXI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 345

Series Designation of #TRAEYOUNGSUMMERLEAGUEJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TRAEYOUNGSUMMERLEAGUEJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TRAEYOUNGSUMMERLEAGUEJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #TRAEYOUNGSUMMERLEAGUEJERSEY until dissolution of #TRAEYOUNGSUMMERLEAGUEJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TRAEYOUNGSUMMERLEAGUEJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TRAEYOUNGSUMMERLEAGUEJERSEY through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TRAEYOUNGSUMMERLEAGUEJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TRAEYOUNGSUMMERLEAGUEJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #TRAEYOUNGSUMMERLEAGUEJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TRAEYOUNGSUMMERLEAGUEJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TRAEYOUNGSUMMERLEAGUEJERSEY sold at the Initial Offering of the #TRAEYOUNGSUMMERLEAGUEJERSEY Interests (excluding the #TRAEYOUNGSUMMERLEAGUEJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TRAEYOUNGSUMMERLEAGUEJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TRAEYOUNGSUMMERLEAGUEJERSEY Interests.
Officers	There shall initially be no specific officers associated with #TRAEYOUNGSUMMERLEAGUEJERSEY, although, the Managing Member may appoint Officers of #TRAEYOUNGSUMMERLEAGUEJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 74 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #TraeYoungSummerLeagueJersey Offering, SERIES #TraeYoungSummerLeagueJersey will purchase a Trae Young Game Worn Atlanta Hawks Summer League Jersey (The “Underlying Asset” with respect to SERIES #TraeYoungSummerLeagueJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.

•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.

•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.

•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	Trae Young Atlanta Hawks Summer League Jersey

•	Worn during 2018 Summer League, birth of the “Keep the same energy” motto.

•	Photomatched by Meigray.

Notable Features:

NBA Summer League Jersey with ShareCare patch

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungSummerLeagueJerseygoing forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 75 of 127

Schedule XXXII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 346

Series Designation of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDAN98PLAYOFFBULLSSIGNEDJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY until dissolution of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDAN98PLAYOFFBULLSSIGNEDJERSEY through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDAN98PLAYOFFBULLSSIGNEDJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $625,000.
Number of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDAN98PLAYOFFBULLSSIGNEDJERSEY sold at the Initial Offering of the #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests (excluding the #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY Interests.
Officers	There shall initially be no specific officers associated with #JORDAN98PLAYOFFBULLSSIGNEDJERSEY, although, the Managing Member may appoint Officers of #JORDAN98PLAYOFFBULLSSIGNEDJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 76 of 127

Schedule 1

Investment Overview

•	Upon completion of the SERIES #Jordan98PlayoffBullsSignedJersey Offering, SERIES #Jordan98PlayoffBullsSignedJersey will purchase a Michael Jordan 1998 NBA Playoffs Game Worn Signed Home Chicago Bulls Jersey (The “Underlying Asset” with respect to SERIES #Jordan98PlayoffBullsSignedJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Michael Jordan White Chicago Bulls Jersey.

•	Photomatched to 1998 NBA Playoffs.

•	Autographed by Michael Jordan

•	Photomatched by Meigray.

•	LOA from the Chicago Bulls

Notable Features:

Michael Jordan White Chicago Bulls Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan98PlayoffBullsSignedJersey going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 77 of 127

Schedule XXXIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 347

Series Designation of #DEVINBOOKERBELEGENDARYSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DEVINBOOKERBELEGENDARYSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DEVINBOOKERBELEGENDARYSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #DEVINBOOKERBELEGENDARYSNEAKERS until dissolution of #DEVINBOOKERBELEGENDARYSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DEVINBOOKERBELEGENDARYSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DEVINBOOKERBELEGENDARYSNEAKERS through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DEVINBOOKERBELEGENDARYSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 78 of 127

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DEVINBOOKERBELEGENDARYSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #DEVINBOOKERBELEGENDARYSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DEVINBOOKERBELEGENDARYSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DEVINBOOKERBELEGENDARYSNEAKERS sold at the Initial Offering of the #DEVINBOOKERBELEGENDARYSNEAKERS Interests (excluding the #DEVINBOOKERBELEGENDARYSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DEVINBOOKERBELEGENDARYSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DEVINBOOKERBELEGENDARYSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #DEVINBOOKERBELEGENDARYSNEAKERS, although, the Managing Member may appoint Officers of #DEVINBOOKERBELEGENDARYSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #DevinBookerBeLegendarySneakers Offering, SERIES #DevinBookerBeLegendarySneakers will purchase a Devin Booker Game Worn Zoom Kobe 5 Sneakers (The “Underlying Asset” with respect to SERIES #DevinBookerBeLegendarySneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Booker was selected by the Phoenix Suns in the first round of the 2015 NBA draft with the 13th overall pick

•	Booker is the youngest player to score over 60 points in a game and the youngest player in NBA history with consecutive 50-point games.

•	Named to the 2020 and 2021 NBA All-Star Teams.

•	Son of former NBA player Melvin Booker.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Devin Booker during the 2020 NBA Bubble.

•	Inscribed "Be Legendary" on each sneaker to honor Kobe Bryant.

•	The shoes have been photomatched for game use by Meigray.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 79 of 127

Notable Features:

Hand Inscribed with message commemorating Kobe Bryant

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DevinBookerBeLegendarySneakers going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 80 of 127

Schedule XXXIV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 348

Series Designation of #LUKADONCIC2021PLAYOFFSSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKADONCIC2021PLAYOFFSSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKADONCIC2021PLAYOFFSSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKADONCIC2021PLAYOFFSSNEAKERS until dissolution of #LUKADONCIC2021PLAYOFFSSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LUKADONCIC2021PLAYOFFSSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKADONCIC2021PLAYOFFSSNEAKERS through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKADONCIC2021PLAYOFFSSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKADONCIC2021PLAYOFFSSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #LUKADONCIC2021PLAYOFFSSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKADONCIC2021PLAYOFFSSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 81 of 127

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKADONCIC2021PLAYOFFSSNEAKERS sold at the Initial Offering of the #LUKADONCIC2021PLAYOFFSSNEAKERS Interests (excluding the #LUKADONCIC2021PLAYOFFSSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LUKADONCIC2021PLAYOFFSSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKADONCIC2021PLAYOFFSSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #LUKADONCIC2021PLAYOFFSSNEAKERS, although, the Managing Member may appoint Officers of #LUKADONCIC2021PLAYOFFSSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LukaDoncic2021PlayoffsSneakers Offering, SERIES #LukaDoncic2021PlayoffsSneakers will purchase a Luka Doncic Game Worn Signed Jordan PE Career High Sneakers (The “Underlying Asset” with respect to SERIES #LukaDoncic2021PlayoffsSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Luka Doncic in 2021 NBA Playoffs.

•	Photomatched to THREE 2021 NBA Playoff Games.

•	Autographed by Luka Doncic

•	The shoes have been photomatched for game use by Meigray.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 82 of 127

Notable Features:

Nike Jordan PE Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaDoncic2021PlayoffsSneakers going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 83 of 127

Schedule XXXV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 349

Series Designation of #1959TOPPSBASEBALLSET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1959TOPPSBASEBALLSET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1959TOPPSBASEBALLSET with effect from the effective date hereof and shall continue to act as the Managing Member of #1959TOPPSBASEBALLSET until dissolution of #1959TOPPSBASEBALLSET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1959TOPPSBASEBALLSET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1959TOPPSBASEBALLSET through that certain Consignment Agreement dated as of August 27, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1959TOPPSBASEBALLSET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1959TOPPSBASEBALLSET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #1959TOPPSBASEBALLSET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1959TOPPSBASEBALLSET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1959TOPPSBASEBALLSET sold at the Initial Offering of the #1959TOPPSBASEBALLSET Interests (excluding the #1959TOPPSBASEBALLSET Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 84 of 127

Other rights	Holders of #1959TOPPSBASEBALLSET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1959TOPPSBASEBALLSET Interests.
Officers	There shall initially be no specific officers associated with #1959TOPPSBASEBALLSET, although, the Managing Member may appoint Officers of #1959TOPPSBASEBALLSET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #1959ToppsBaseballSet Offering, SERIES #1959ToppsBaseballSet will purchase a 1959 Topps Baseball Complete Set (The “Underlying Asset” with respect to SERIES #1959ToppsBaseballSet, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The 1959 Topps Baseball set consists of 572 cards. Card numbers below 507 have red and green printing on back with the card number in white in a green box. On high number cards beginning with #507, the printing is black and red and the card number is in a black box.

•	The set contains stars such as Mickey Mantle, Willie Mays, Duke Snider, Hank Aaron and Ernie Banks.

•	There is also a card of the Commissioner Ford Frick, and one of former Dodger Roy Campanella in a wheelchair

Asset Description

Overview and authentication:

•	The 1959 Topps Baseball set consists of 572 cards. Card numbers below 507 have red and green printing on back with the card number in white in a green box. On high number cards beginning with #507, the printing is black and red and the card number is in a black box.

•	The set contains stars such as Mickey Mantle, Willie Mays, Duke Snider, Hank Aaron and Ernie Banks.

•	There is also a card of the Commissioner Ford Frick, and one of former Dodger Roy Campanella in a wheelchair

•	This Complete Set contains PSA 8s with 9 variations.

Notable Features:

Complete set of 1959 Topps Baseball Cards in PSA 8 grades

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1959ToppsBaseballSet going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 85 of 127

Schedule XXXVI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 350

Series Designation of #WARRENSPAHN1948LEAFPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WARRENSPAHN1948LEAFPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WARRENSPAHN1948LEAFPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #WARRENSPAHN1948LEAFPSA9 until dissolution of #WARRENSPAHN1948LEAFPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WARRENSPAHN1948LEAFPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WARRENSPAHN1948LEAFPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WARRENSPAHN1948LEAFPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WARRENSPAHN1948LEAFPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #WARRENSPAHN1948LEAFPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WARRENSPAHN1948LEAFPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WARRENSPAHN1948LEAFPSA9 sold at the Initial Offering of the #WARRENSPAHN1948LEAFPSA9 Interests (excluding the #WARRENSPAHN1948LEAFPSA9 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 86 of 127

Other rights	Holders of #WARRENSPAHN1948LEAFPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WARRENSPAHN1948LEAFPSA9 Interests.
Officers	There shall initially be no specific officers associated with #WARRENSPAHN1948LEAFPSA9, although, the Managing Member may appoint Officers of #WARRENSPAHN1948LEAFPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #WarrenSpahn1948LeafPSA9 Offering, SERIES #WarrenSpahn1948LeafPSA9 will purchase a Warren Spahn 1948 Leaf PSA 9 (The “Underlying Asset” with respect to SERIES #WarrenSpahn1948LeafPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Warren Spahn player 21 seasons in the Major Leagues, with a 4 year hiatus during his WWII service from 1942-46.

•	Spahn holds the major league record for most career wins by a left-handed pitcher with 363 victories, and the most by a pitcher who played his entire career in the post-1920 live-ball era.

•	Spahn was a 17 time All-Star, 8 time NL wins leader, 1957 World Series Champion and 1957 Cy Young Award winner.

Asset Description

Overview and authentication:

•	According to PSA Card Facts, “In the post-WWII card market, Hall of Famer rookie cards are extremely popular with collectors. Spahn, like some fellow stars of the period, didn’t make his mainstream cardboard debut until several years after making his first appearance on the field. This was simply because there were no standard sets being made.” (https://www.psacard.com/cardfacts/baseball-cards/1948-leaf/warren-spahn-32/21555)

•	PSA continues, “Leaf cards, in general, are extremely tough to find in high grade due to condition obstacles such as poor centering and print defects. The Leaf Spahn has a clear edge in overall difficulty.”

•	Graded a PSA 9, this card is one of 4 to receive that grade with only 1 graded higher out of 819 total submissions to PSA.

•	PSA 9 examples do not sell often with the most recent sale being for $31,200 on 11/16/18. PSA 8s have gone from $2,400 on 7/20/18 to $8,400 on 7/24/21, a marked increase over that time.

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 87 of 127

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WarrenSpahn1948LeafPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 88 of 127

Schedule XXXVII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 351

Series Designation of #ROYCAMPANELLA1949BOWMANPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ROYCAMPANELLA1949BOWMANPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ROYCAMPANELLA1949BOWMANPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #ROYCAMPANELLA1949BOWMANPSA9 until dissolution of #ROYCAMPANELLA1949BOWMANPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ROYCAMPANELLA1949BOWMANPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ROYCAMPANELLA1949BOWMANPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ROYCAMPANELLA1949BOWMANPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ROYCAMPANELLA1949BOWMANPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #ROYCAMPANELLA1949BOWMANPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ROYCAMPANELLA1949BOWMANPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 89 of 127

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ROYCAMPANELLA1949BOWMANPSA9 sold at the Initial Offering of the #ROYCAMPANELLA1949BOWMANPSA9 Interests (excluding the #ROYCAMPANELLA1949BOWMANPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #ROYCAMPANELLA1949BOWMANPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ROYCAMPANELLA1949BOWMANPSA9 Interests.
Officers	There shall initially be no specific officers associated with #ROYCAMPANELLA1949BOWMANPSA9, although, the Managing Member may appoint Officers of #ROYCAMPANELLA1949BOWMANPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #RoyCampanella1949BowmanPSA9 Offering, SERIES #RoyCampanella1949BowmanPSA9 will purchase a Roy Campanella 1949 Bowman PSA 9 (The “Underlying Asset” with respect to SERIES #RoyCampanella1949BowmanPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Roy Campanellal, nicknamed “Campy”, is frequently discussed among the best catchers in the history of baseball.

•	played in the Negro leagues and Mexican League for 9 years before entering the minor leagues in 1946. He made his MLB debut in 1948 for the Brooklyn Dodgers.

•	His playing career ended when he was paralyzed in an automobile accident in January 1958

•	After he retired as a player as a result of the accident, Campanella held positions in scouting and community relations with the Dodgers. He was inducted into the Baseball Hall of Fame in 1969.

•	Campanella won the 1955 World Series, was an 8 time All-Star and 3 time NL MVP.

Asset Description

Overview and authentication:

•	PSA Card Facts states, “This is the only recognized rookie card of the legendary Brooklyn Dodger catcher and a key to the set.” (https://www.psacard.com/cardfacts/baseball-cards/1949-bowman/roy-campanella-84/21747)

•	They continue, “This card is a key rookie, along with cards of Richie Ashburn and Duke Snider, in the Bowman set. This card measures approximately 2-1/16" by 2½". Border toning, poor centering and lackluster color appear to be the leading condition obstacles with this card, a card that pictures one of the greatest backstops in history.”

•	Graded a 9 by PSA, this is one of 18 to receive that grade with only 2 graded higher out of 1,159 total submissions.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 90 of 127

•	The most recent sale of a PSA 9 was for $42,000 on 8/29/21 at the For Love of the Game auction.

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RoyCampanella1949BowmanPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 91 of 127

Schedule XXXVIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 352

Series Designation of #OTTOGRAHAM1950BOWMANPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OTTOGRAHAM1950BOWMANPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OTTOGRAHAM1950BOWMANPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #OTTOGRAHAM1950BOWMANPSA9 until dissolution of #OTTOGRAHAM1950BOWMANPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #OTTOGRAHAM1950BOWMANPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OTTOGRAHAM1950BOWMANPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OTTOGRAHAM1950BOWMANPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #OTTOGRAHAM1950BOWMANPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #OTTOGRAHAM1950BOWMANPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OTTOGRAHAM1950BOWMANPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OTTOGRAHAM1950BOWMANPSA9 sold at the Initial Offering of the #OTTOGRAHAM1950BOWMANPSA9 Interests (excluding the #OTTOGRAHAM1950BOWMANPSA9 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 92 of 127

Other rights	Holders of #OTTOGRAHAM1950BOWMANPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OTTOGRAHAM1950BOWMANPSA9 Interests.
Officers	There shall initially be no specific officers associated with #OTTOGRAHAM1950BOWMANPSA9, although, the Managing Member may appoint Officers of #OTTOGRAHAM1950BOWMANPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #OttoGraham1950BowmanPSA9 Offering, SERIES #OttoGraham1950BowmanPSA9 will purchase a Otto Graham 1950 Bowman PSA 9 (The “Underlying Asset” with respect to SERIES #OttoGraham1950BowmanPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Otto Graham played quarterback for the Cleveland Browns, and is considered one of the most dominant players of the NFL’s early years. He led the Browns to the championship game every season from 1946 to 1955, winning 7 times. He was also a 3-time league MVP.

•	He was selected All-League in 9 of his 10 seasons. Career highlights include throwing for 4 touchdowns in the 1950 title win, as well as 3 passing and 3 running touchdowns in the 1954 title game.

•	He would later coach Coast Guard for 9 seasons, over 2 separate stints. He was elected to the Pro Football Hall of Fame in 1965

Asset Description

Overview and authentication:

•	PSA Card Facts states, “This important rookie card is one of the keys to the 1950 Bowman set...This card is subject to the typical condition obstacles of the issue, including staining along the reverse that tends to penetrate the cardboard and downgrade the card...This popular issue is recognized as the first full-color, nationally distributed set of the post-World War II era.”

•	Graded a 9 by PSA, this card is one of 9 to receive that grade with NONE graded higher out of 720 total submissions to PSA.

•	PSA 9 copies sell very infrequently with the most recent sale being for $20,713 on 10/10/20.

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OttoGraham1950BowmanPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 93 of 127

Schedule XXXIXto Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 353

Series Designation of #ALKALINE1954TOPPSPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ALKALINE1954TOPPSPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ALKALINE1954TOPPSPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #ALKALINE1954TOPPSPSA9 until dissolution of #ALKALINE1954TOPPSPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ALKALINE1954TOPPSPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ALKALINE1954TOPPSPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ALKALINE1954TOPPSPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ALKALINE1954TOPPSPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #ALKALINE1954TOPPSPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ALKALINE1954TOPPSPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ALKALINE1954TOPPSPSA9 sold at the Initial Offering of the #ALKALINE1954TOPPSPSA9 Interests (excluding the #ALKALINE1954TOPPSPSA9 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 94 of 127

Other rights	Holders of #ALKALINE1954TOPPSPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ALKALINE1954TOPPSPSA9 Interests.
Officers	There shall initially be no specific officers associated with #ALKALINE1954TOPPSPSA9, although, the Managing Member may appoint Officers of #ALKALINE1954TOPPSPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #AlKaline1954ToppsPSA9 Offering, SERIES #AlKaline1954ToppsPSA9 will purchase a Al Kaline 1954 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #AlKaline1954ToppsPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “Mr. Tiger”, Al Kaline is seen as one of the greatest baseball players of all time.

•	Over his 22-year career, all with the Detroit Tigers, Kaline had 3,007 hits and 399 Home Runs.

•	He was an 18 time All-Star, 10 time Gold Glove Winner and 1968 World Series Champion.

•	Immediately after retiring from playing, he became the Tigers' TV color commentator and was inducted into the Baseball Hall of Fame in 1980.

Asset Description

Overview and authentication:

•	PSA Card Facts state “The 1954 Topps set has always been one of the most revered baseball card issues of all time. With its booming colors and immense star selection, it’s easy to see why. Between the Ted Williams bookends, cards #1 and #250, are three key Hall of Famer rookie cards. Hank Aaron, Ernie Banks, and Kaline made their debuts here and were exclusive to Topps that year. They not only became stars, but all three were able to play in three different decades due to their tremendous longevity.” (https://www.psacard.com/cardfacts/baseball-cards/1954-topps/al-kaline-201/24525)

•	They continue, “The Kaline rookie in particular is a very eye-catching card, as his portrait and the yellow Tigers logo really pop against the background. That background can vary a little in color, from a rich cherry-red to one that exhibits a hint of orange, and it can be susceptible to print defects. Regardless, there is no doubt that the classic 1954 Topps rookie is the Kaline card to own.”

•	The PSA Population Report lists 20 PSA 9 examples out of 3,043 submissions with ONE graded higher.

•	The most recent sale for a PSA 9 reported to VCP Pricing was on 4/18/21 for $27,000

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AlKaline1954ToppsPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 95 of 127

Schedule XL to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 354

Series Designation of #HARMONKILLEBREW1955TOPPSPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HARMONKILLEBREW1955TOPPSPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HARMONKILLEBREW1955TOPPSPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #HARMONKILLEBREW1955TOPPSPSA9 until dissolution of #HARMONKILLEBREW1955TOPPSPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #HARMONKILLEBREW1955TOPPSPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HARMONKILLEBREW1955TOPPSPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HARMONKILLEBREW1955TOPPSPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #HARMONKILLEBREW1955TOPPSPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #HARMONKILLEBREW1955TOPPSPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HARMONKILLEBREW1955TOPPSPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 96 of 127

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HARMONKILLEBREW1955TOPPSPSA9 sold at the Initial Offering of the #HARMONKILLEBREW1955TOPPSPSA9 Interests (excluding the #HARMONKILLEBREW1955TOPPSPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #HARMONKILLEBREW1955TOPPSPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HARMONKILLEBREW1955TOPPSPSA9 Interests.
Officers	There shall initially be no specific officers associated with #HARMONKILLEBREW1955TOPPSPSA9, although, the Managing Member may appoint Officers of #HARMONKILLEBREW1955TOPPSPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #HarmonKillebrew1955ToppsPSA9 Offering, SERIES #HarmonKillebrew1955ToppsPSA9 will purchase a Harmon Killebrew 1955 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #HarmonKillebrew1955ToppsPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Harmon Killebrew, nicknames “The Killer” and “Hammerin’ Harmon”, was a prolific power hitter who is generally considered one of the greatest players in baseball history and a member of the fabled 500 home run club.

•	At the time of his retirement, he had the fourth-most home runs in major league history, was second only to Babe Ruth in American League home runs, and was the American League career leader in home runs by a right-hander.

•	Killebrew was a thirteen time All-Star, six time American League home run leader, 3 time American League RBI leader and 1969 American League MVP. He was inducted to the National Baseball Hall of Fame in 1984.

Asset Description

Overview and authentication:

•	PSA Card Facts state “At the center of this beautiful set are three key rookie cards capturing the debuts of Roberto Clemente, Sandy Koufax, and Killebrew. While Killebrew doesn’t quite have the name power of the other two legends, keep in mind that the slugger was one of the early members of the revered 500 Home Run Club.”

•	They continue, “Like many of the cards in the set, the Killebrew rookie has tremendous eye appeal. The two most challenging, inherent condition obstacles are subpar centering and print defects that can impact the bright yellow background around both of Killebrew’s images.” (https://www.psacard.com/cardfacts/baseball-cards/1955-topps/harmon-killebrew-124/24718)

•	The PSA Population Report lists 19 PSA 9 examples out of 4,736 submissions with ONE graded higher.

•	The most recent sale for a PSA 9 reported to VCP Pricing was on 8/29/21 for $36,000

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 97 of 127

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #HarmonKillebrew1955ToppsPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 98 of 127

Schedule XLI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 355

Series Designation of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SANDYKOUFAX1956TOPPSGRAYBACKPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 until dissolution of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 through that certain Consignment Agreement dated as of August 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 99 of 127

Number of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 sold at the Initial Offering of the #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests (excluding the #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 Interests.
Officers	There shall initially be no specific officers associated with #SANDYKOUFAX1956TOPPSGRAYBACKPSA9, although, the Managing Member may appoint Officers of #SANDYKOUFAX1956TOPPSGRAYBACKPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #SandyKoufax1956ToppsGrayBackPSA9 Offering, SERIES #SandyKoufax1956ToppsGrayBackPSA9 will purchase a Sandy Koufax 1956 Topps Gray Back PSA 9 (The “Underlying Asset” with respect to SERIES #SandyKoufax1956ToppsGrayBackPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Boasting a blazing fastball and devastating curveball that transcended eras, Sandy Koufax is considered to be one of baseball’s five greatest pitchers.

•	Between 1962-1966, the Brooklyn native put together a body of work that ranks among the best -- if not the best -- stretch in Major League history. He racked up 111 wins and only 34 losses, leading the league in ERA in all five seasons, and strikeouts in three.

•	In addition to tossing five no-hitters (one of which was a perfect game), Koufax won three pitching triple crowns -- leading the league for a season wins, ERA, and strikeouts -- making him one of only six pitchers to accomplish the feat on multiple occasions.

•	Sandy led his offensively-challenged Los Angeles Dodgers to three World Series titles, winning the MVP twice.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 100 of 127

•	The Hall of Famer and three-time Cy Young Award winner’s career was cut short due to arthritis, but what he accomplished in a relatively short time period elevated him to iconic status.

Asset Description

Overview and authentication:

•	PSA Card Facts states, “The 1956 Topps Baseball set consists of 340 cards, each measuring 2-5/8" by 3-3/4”. The set was quite similar in design to the prior year’s entry, that full-color artwork that features each player "In Action" adjacent to his portrait – with some portraits identical to those used not only in 1955 but also 1954.” (https://www.psacard.com/cardfacts/baseball-cards/1956-topps/164)

•	The PSA Population Report lists 7 PSA 9 examples out of 1,225 submissions with ONE graded higher.

•	The most recent sale for a PSA 9 reported to VCP Pricing was on 2/28/21 for $24,000.

Notable Features:

Graded Mint by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SandyKoufax1956ToppsGrayBackPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 101 of 127

Schedule XLII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 356

Series Designation of #TROUT09BOWMANREDREFRACTORBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TROUT09BOWMANREDREFRACTORBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TROUT09BOWMANREDREFRACTORBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #TROUT09BOWMANREDREFRACTORBGS9.5 until dissolution of #TROUT09BOWMANREDREFRACTORBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TROUT09BOWMANREDREFRACTORBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TROUT09BOWMANREDREFRACTORBGS9.5 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TROUT09BOWMANREDREFRACTORBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TROUT09BOWMANREDREFRACTORBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,500,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 102 of 127

Number of #TROUT09BOWMANREDREFRACTORBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TROUT09BOWMANREDREFRACTORBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TROUT09BOWMANREDREFRACTORBGS9.5 sold at the Initial Offering of the #TROUT09BOWMANREDREFRACTORBGS9.5 Interests (excluding the #TROUT09BOWMANREDREFRACTORBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TROUT09BOWMANREDREFRACTORBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TROUT09BOWMANREDREFRACTORBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #TROUT09BOWMANREDREFRACTORBGS9.5, although, the Managing Member may appoint Officers of #TROUT09BOWMANREDREFRACTORBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #Trout09BowmanRedRefractorBGS9.5 Offering, SERIES #Trout09BowmanRedRefractorBGS9.5 will purchase a Mike Trout 2009 Bowman Chrome Draft Red Refractor Autograph BGS 9.5 (The “Underlying Asset” with respect to SERIES #Trout09BowmanRedRefractorBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Millville Meteor”, Mike Trout is almost universally considered the greatest all-around player in baseball today.

•	Through his first 11 seasons Trout is an eight-time MLB All-Star, three-time American League Most Valuable Player (winning the award in 2014, 2016, and 2019, while finishing second in the 2012, 2013, 2015, and 2018 votes), and is an eight-time winner of the Silver Slugger Award.

•	In 2019, he signed a 12-year, $426 million contract with the Angels, the 2nd richest contract in the history of North American sports and 3rd in professional sports in general (and the 2nd biggest contract at the time of signing)

•	Trout led the American League in wins above replacement in his first five full seasons (according to Fangraphs and Baseball-Reference.com).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 103 of 127

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	Next to the Superfractor (#/1) the Red (#/5) is the most sought after Mike Trout Bowman Refractor.

•	Beckett’s Pop Report registers 5 Red Refractors with 9.5 grades.

•	In the Goldin Auctions Spring 2020 Auction a Red Refractor 9.5 Mike Trout sold for $922,500.

•	Since the $922,500 sale, base copies of this card have risen in price from $13,500 to just over $25,000 according to CardLadder.

Notable Features:

Graded 9.5 by Beckett Grading Services.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Trout09BowmanRedRefractorBGS9.5 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 104 of 127

Schedule XLIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 357

Series Designation of #VLADJR16BOWMANREDREFRACTORBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#VLADJR16BOWMANREDREFRACTORBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #VLADJR16BOWMANREDREFRACTORBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #VLADJR16BOWMANREDREFRACTORBGS9.5 until dissolution of #VLADJR16BOWMANREDREFRACTORBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #VLADJR16BOWMANREDREFRACTORBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #VLADJR16BOWMANREDREFRACTORBGS9.5 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #VLADJR16BOWMANREDREFRACTORBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 105 of 127

Number of #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #VLADJR16BOWMANREDREFRACTORBGS9.5 sold at the Initial Offering of the #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests (excluding the #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #VLADJR16BOWMANREDREFRACTORBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #VLADJR16BOWMANREDREFRACTORBGS9.5, although, the Managing Member may appoint Officers of #VLADJR16BOWMANREDREFRACTORBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #VladJr16BowmanRedRefractorBGS9.5 Offering, SERIES #VladJr16BowmanRedRefractorBGS9.5 will purchase a Vladimir Guerrero Jr. 2016 Bowman Chrome Prospect Autographs Red Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #VladJr16BowmanRedRefractorBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Vlad Guerrero Jr. is widely considered one of the most exciting and talented young players in baseball today.

•	He is the son of former MLB player and Hall of Famer Vladimir Guerrero Sr.

•	He was named to the 2021 MLB All Star Team

•	As of September 1 he was hitting .312 with 39 HRs and 96 RBIs on the season and is considered one of the potential MVP candidates.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 106 of 127

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	Next to the Superfractor (#/1) the Red (#/5) is the most sought after Bowman Refractor.

•	Beckett’s Pop Report registers 3 Red Refractors with 9.5 grades and ONE graded 10.

•	In the Goldin Auctions August 2021 Auction a Red Refractor 9.5 Vladimir Guerrero Jr. sold for $186,960.

Notable Features:

Graded 9.5 by Beckett Grading Services

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #VladJr16BowmanRedRefractorBGS9.5 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 107 of 127

Schedule XLIVto Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 358

Series Designation of #AARONJUDGESUPERFRACTORBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AARONJUDGESUPERFRACTORBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AARONJUDGESUPERFRACTORBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #AARONJUDGESUPERFRACTORBGS9.5 until dissolution of #AARONJUDGESUPERFRACTORBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #AARONJUDGESUPERFRACTORBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AARONJUDGESUPERFRACTORBGS9.5 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AARONJUDGESUPERFRACTORBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #AARONJUDGESUPERFRACTORBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.
Number of #AARONJUDGESUPERFRACTORBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AARONJUDGESUPERFRACTORBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 108 of 127

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AARONJUDGESUPERFRACTORBGS9.5 sold at the Initial Offering of the #AARONJUDGESUPERFRACTORBGS9.5 Interests (excluding the #AARONJUDGESUPERFRACTORBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #AARONJUDGESUPERFRACTORBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AARONJUDGESUPERFRACTORBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #AARONJUDGESUPERFRACTORBGS9.5, although, the Managing Member may appoint Officers of #AARONJUDGESUPERFRACTORBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #AaronJudgeSuperfractorBGS9.5 Offering, SERIES #AaronJudgeSuperfractorBGS9.5 will purchase a Aaron Judge 2013 Bowman Chrome Draft Picks Autographs Superfractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #AaronJudgeSuperfractorBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Aaron Judge is widely considered one of the most exciting and talented players in baseball today.

•	Judge ended the 2017 season with 52 home runs, breaking Mark McGwire's MLB rookie record of 49 and the Yankees' full-season rookie record of 29. His rookie record would stand for two more years when Pete Alonso broke it in 2019 with 53 home runs.

•	He is a three time All-Star and 2017 AL Rookie of the Year

•	As of September 1 he was hitting .299 with 30 HRs and 75 RBIs on the season.

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This card is the premier #1 rookie card for Aaron Judge and is the most sought after card from the entire 2013 Bowman series.

•	This card most recently sold in July of 2020 for $161,130.

•	Stamped 1/1 by Topps.

Notable Features:

Graded 9.5 by Beckett Grading Services, a true 1 of 1

Notable Defects:

There are none.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 109 of 127

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AaronJudgeSuperfractorBGS9.5 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 110 of 127

Schedule XLV to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 359

Series Designation of #CYYOUNG1910E98REDPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CYYOUNG1910E98REDPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CYYOUNG1910E98REDPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #CYYOUNG1910E98REDPSA10 until dissolution of #CYYOUNG1910E98REDPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CYYOUNG1910E98REDPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CYYOUNG1910E98REDPSA10 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CYYOUNG1910E98REDPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CYYOUNG1910E98REDPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #CYYOUNG1910E98REDPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CYYOUNG1910E98REDPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CYYOUNG1910E98REDPSA10 sold at the Initial Offering of the #CYYOUNG1910E98REDPSA10 Interests (excluding the #CYYOUNG1910E98REDPSA10 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 111 of 127

Other rights	Holders of #CYYOUNG1910E98REDPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CYYOUNG1910E98REDPSA10 Interests.
Officers	There shall initially be no specific officers associated with #CYYOUNG1910E98REDPSA10, although, the Managing Member may appoint Officers of #CYYOUNG1910E98REDPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #CyYoung1910E98RedPSA10 Offering, SERIES #CyYoung1910E98RedPSA10 will purchase a Cy Young 1910 E98 Red Back PSA 10 (The “Underlying Asset” with respect to SERIES #CyYoung1910E98RedPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Cy Young is without a doubt one of the greatest players in the history of baseball, with the Cy Young Award was created to honor the best pitcher in each league for each season.

•	He led his league in wins during five seasons and pitched three no-hitters, including a 1904 perfect game

•	Young was elected to the National Baseball Hall of Fame in 1937.

•	He won the 1903 World Series and finished his career with 511 wins and 2,803 strikeouts.

Asset Description

Overview and authentication:

•	PWCC stated, “It's virtually impossible to find a card from the 1980s with this level of preservation, nevertheless a card produced in 1910! The fact that this also happens to feature one of the most prolific and important brands from all of baseball makes this an investment opportunity unlike any other. 'Mind blowing' is a term we feel is well applied to this incredible investment piece. For those investors who want the absolute finest examples, those cards which cannot be challenged.” (https://www.pwccmarketplace.com/items/2392840)

•	This PSA 10, a true POP 1, sold in September of 2020 for $100,000

Notable Features:

Graded 10 by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CyYoung1910E98RedPSA10 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 112 of 127

Schedule XLVI to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 360

Series Designation of #JACKIEROBINSON1950BOWMANPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JACKIEROBINSON1950BOWMANPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JACKIEROBINSON1950BOWMANPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #JACKIEROBINSON1950BOWMANPSA9 until dissolution of #JACKIEROBINSON1950BOWMANPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JACKIEROBINSON1950BOWMANPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JACKIEROBINSON1950BOWMANPSA9 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JACKIEROBINSON1950BOWMANPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JACKIEROBINSON1950BOWMANPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #JACKIEROBINSON1950BOWMANPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JACKIEROBINSON1950BOWMANPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 113 of 127

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JACKIEROBINSON1950BOWMANPSA9 sold at the Initial Offering of the #JACKIEROBINSON1950BOWMANPSA9 Interests (excluding the #JACKIEROBINSON1950BOWMANPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JACKIEROBINSON1950BOWMANPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JACKIEROBINSON1950BOWMANPSA9 Interests.
Officers	There shall initially be no specific officers associated with #JACKIEROBINSON1950BOWMANPSA9, although, the Managing Member may appoint Officers of #JACKIEROBINSON1950BOWMANPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #JackieRobinson1950BowmanPSA9 Offering, SERIES #JackieRobinson1950BowmanPSA9 will purchase a Jackie Robinson 1950 Bowman PSA 9 (The “Underlying Asset” with respect to SERIES #JackieRobinson1950BowmanPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jackie Robinson is not just a baseball hero, but an American hero.

•	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.

•	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.

•	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.

•	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

•	PSA Card Facts state “The 1950 Bowman set consists of 252 cards, each measuring 2-1/16" by 2-1/2”. For the first time, Bowman utilized full-color artwork for its card front display of a player surrounded by a thin white border.” (https://www.psacard.com/cardfacts/baseball-cards/1950-bowman/146)

•	The PSA Population Report lists 12 PSA 9 examples out of 1,268 submissions with ONE graded higher.

•	The most recent sale for a PSA 9 reported to VCP Pricing was on 3/20/21 for $95,859.

Notable Features:

Graded Mint by PSA

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 114 of 127

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieRobinson1950BowmanPSA9 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 115 of 127

Schedule XLVII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 361

Series Designation of #BABERUTH1917COLLINSMCCARTHYSGC2,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BABERUTH1917COLLINSMCCARTHYSGC2, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BABERUTH1917COLLINSMCCARTHYSGC2 with effect from the effective date hereof and shall continue to act as the Managing Member of #BABERUTH1917COLLINSMCCARTHYSGC2 until dissolution of #BABERUTH1917COLLINSMCCARTHYSGC2 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BABERUTH1917COLLINSMCCARTHYSGC2 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BABERUTH1917COLLINSMCCARTHYSGC2 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BABERUTH1917COLLINSMCCARTHYSGC2 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BABERUTH1917COLLINSMCCARTHYSGC2 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #BABERUTH1917COLLINSMCCARTHYSGC2 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BABERUTH1917COLLINSMCCARTHYSGC2 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 116 of 127

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BABERUTH1917COLLINSMCCARTHYSGC2 sold at the Initial Offering of the #BABERUTH1917COLLINSMCCARTHYSGC2 Interests (excluding the #BABERUTH1917COLLINSMCCARTHYSGC2 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BABERUTH1917COLLINSMCCARTHYSGC2 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BABERUTH1917COLLINSMCCARTHYSGC2 Interests.
Officers	There shall initially be no specific officers associated with #BABERUTH1917COLLINSMCCARTHYSGC2, although, the Managing Member may appoint Officers of #BABERUTH1917COLLINSMCCARTHYSGC2 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #BabeRuth1917CollinsMcCarthySGC2 Offering, SERIES #BabeRuth1917CollinsMcCarthySGC2 will purchase a Babe Ruth 1917 Collins-McCarthy SGC 2 (The “Underlying Asset” with respect to SERIES #BabeRuth1917CollinsMcCarthySGC2, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.

•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.

•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.

•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 117 of 127

Asset Description

Overview and authentication:

•	PSA Card Facts states, “The 1917 Collins-McCarthy baseball card set (E135) is comprised of 200 cards measuring 2” x 3-1/4” each. The company, located and the West Coast, selected black-and-white images of then-current players … many of whom would become inducted into Cooperstown. The card fronts use the same design as the Boston Store, Weil Baking and Standard Biscuit in their sets, with a posed player image surrounded by a dark pinstripe” (https://www.psacard.com/cardfacts/baseball-cards/1917-collins-mccarthy-e135/1526)

•	They continue, “an exciting selection of future greats of the game including Rogers Hornsby (#80), a young Boston Red Sox pitcher Babe Ruth (#147), and George Sisler (#162). It is also anchored by depictions of Ty Cobb (#30), Joe Jackson (#82), and Casey Stengel (#168). The Collins-McCarthy set is viewed as an important issue not only because of its assortment of Hall of Fame talent, but also because it was the last large set of cards to be produced until the early 1920s caramel cards.”

•	Graded a 2 by SGC, this card is one of 2 to receive that grade with 5 graded higher out of 10 total submissions to SGC. There have been 8 submissions to PSA with none receiving a grade higher than 2.

•	VCP Pricing tracks the most recent sale of an SGC 2 copy as $96,000 on 5/20/21.

Notable Features:

Features image of Ruth throwing.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BabeRuth1917CollinsMcCarthySGC2 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 118 of 127

Schedule XLVIII to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 362

Series Designation of #SATCHELPAIGE1949BOWMANSGC8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SATCHELPAIGE1949BOWMANSGC8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SATCHELPAIGE1949BOWMANSGC8 with effect from the effective date hereof and shall continue to act as the Managing Member of #SATCHELPAIGE1949BOWMANSGC8 until dissolution of #SATCHELPAIGE1949BOWMANSGC8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SATCHELPAIGE1949BOWMANSGC8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SATCHELPAIGE1949BOWMANSGC8 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SATCHELPAIGE1949BOWMANSGC8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SATCHELPAIGE1949BOWMANSGC8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #SATCHELPAIGE1949BOWMANSGC8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SATCHELPAIGE1949BOWMANSGC8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SATCHELPAIGE1949BOWMANSGC8 sold at the Initial Offering of the #SATCHELPAIGE1949BOWMANSGC8 Interests (excluding the #SATCHELPAIGE1949BOWMANSGC8 Interests acquired by any Person other than Investor Members).

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 119 of 127

Other rights	Holders of #SATCHELPAIGE1949BOWMANSGC8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SATCHELPAIGE1949BOWMANSGC8 Interests.
Officers	There shall initially be no specific officers associated with #SATCHELPAIGE1949BOWMANSGC8, although, the Managing Member may appoint Officers of #SATCHELPAIGE1949BOWMANSGC8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #SatchelPaige1949BowmanSGC8 Offering, SERIES #SatchelPaige1949BowmanSGC8 will purchase a Satchel Paige 1949 Bowman SGC 8 (The “Underlying Asset” with respect to SERIES #SatchelPaige1949BowmanSGC8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	“Satchel” Paige is considered one of the greatest pitchers in the history of professional baseball, having played in Negro league baseball from 1926-46 and Major League Baseball from 1948-53.

•	Paige was the first black pitcher to play in the American League and was the seventh black player to play in Major League Baseball. Also in 1948, Paige became the first player who had played in the Negro leagues to pitch in the World Series.

•	Paige became the first electee of the Negro League Committee to be inducted into the Baseball Hall of Fame in 1971.

•	Joe Posnanski was quoted in Sports Illustrated as saying, “Joe DiMaggio would say that Paige was the best he ever faced. Bob Feller would say that Paige was the best he ever saw. Hack Wilson would say that the ball looked like a marble when it crossed the plate. Dizzy Dean would say that Paige's fastball made his own look like a changeup."

Asset Description

Overview and authentication:

•	This offering is a Satchel Paige 1949 Bowman Card graded by SGC.

•	PSA Card Facts states, “This is one of only a handful of Satchel Paige cards to collect, and it is one of the keys to the set...his card, one of only three mainstream Paige cards from his playing days remains a classic and is subject to the same condition obstacles as most 1949 Bowmans.” (https://www.psacard.com/cardfacts/baseball-cards/1949-bowman/satchell-paige-224/21897)

•	Out of 302 submissions, 10 cards have received a grade of 8 from SGC with only 2 graded higher.

•	VCP pricing guide tracks the most recent sale of an SGC 8 as $13,789 on 10/10/20. Sales of SGC 7s have risen from $5,880 on 8/16/20 to $18,600 on 5/8/21.

Notable Features:

Listed as “Satchell” Paige

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 120 of 127

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SatchelPaige1949BowmanSGC8 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 121 of 127

Schedule XLIX to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 363

Series Designation of #LAMARJACKSONNTMIDNIGHTRPAPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LAMARJACKSONNTMIDNIGHTRPAPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LAMARJACKSONNTMIDNIGHTRPAPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #LAMARJACKSONNTMIDNIGHTRPAPSA10 until dissolution of #LAMARJACKSONNTMIDNIGHTRPAPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LAMARJACKSONNTMIDNIGHTRPAPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LAMARJACKSONNTMIDNIGHTRPAPSA10 through that certain Consignment Agreement dated as of September 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LAMARJACKSONNTMIDNIGHTRPAPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 122 of 127

Number of #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LAMARJACKSONNTMIDNIGHTRPAPSA10 sold at the Initial Offering of the #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests (excluding the #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LAMARJACKSONNTMIDNIGHTRPAPSA10 Interests.
Officers	There shall initially be no specific officers associated with #LAMARJACKSONNTMIDNIGHTRPAPSA10, although, the Managing Member may appoint Officers of #LAMARJACKSONNTMIDNIGHTRPAPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LamarJacksonNTMidnightRPAPSA10 Offering, SERIES #LamarJacksonNTMidnightRPAPSA10 will purchase a Lamar Jackson 2018 Panini National Treasures Rookie Patch Autographs Midnight PSA 10 (The “Underlying Asset” with respect to SERIES #LamarJacksonNTMidnightRPAPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Lamar Jackson is widely considered one of the top young Quarterbacks in the NFL today, certainly one of the most exciting and electric.

•	Jackson was selected by the Ravens with the final pick (32nd) in the first round of the 2018 NFL Draft.

•	In 2019, his first full season as starter, Jackson set a record for the most rushing yards in a season by a quarterback, led the league with 36 touchdown passes, and became the second unanimous NFL Most Valuable Player winner in league history.

•	In 2020, he became the first quarterback to rush for 1,000 yards in a season more than once.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 123 of 127

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”. (https://www.pwccmarketplace.com/items/2205750)

•	This offering contains a 2018 National Treasure Rookie Patch Autograph of Lamar Jackson Midnight Variation. This variation is numbered out of 20.

•	According to PWCC, “Easily one of the most beautiful and important Jackson rookie cards in existence and seldom seen on the market. The offered midnight parallel is not only condition sensitive, but comes from an exceedingly elusive print run of just twenty, which makes finding high-grade examples virtually impossible. This pop 1 PSA 10 example is visually appealing due to its thick gloss and mesmerizing silver/blue inlay. Furthermore, the card is beautifully centered with four immaculate edges and strong card stock. All four corners are GEM MINT with clean borders and precise registration. The autograph has been struck in blue ink and has been awarded the pristine assessment. Finally to top off this incredible card, the jersey swatch is a irreplaceable jersey swatch, sporting five different colors.” (https://www.youtube.com/watch?v=ekszxioTG3Q)

•	This card sold in August of 2020 for $30,101...a PSA 10/10 Base RPA sold for $65,100 on 2/17/21 via PWCC

Notable Features:

Pop 1 graded 10 by PSA

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LamarJacksonNTMidnightRPAPSA10 going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 124 of 127

Schedule L to Thirteenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 364

Series Designation of #LEBRONJAMESBLOCKSERIES1TOPSHOT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONJAMESBLOCKSERIES1TOPSHOT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	September 9, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONJAMESBLOCKSERIES1TOPSHOT with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONJAMESBLOCKSERIES1TOPSHOT until dissolution of #LEBRONJAMESBLOCKSERIES1TOPSHOT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONJAMESBLOCKSERIES1TOPSHOT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONJAMESBLOCKSERIES1TOPSHOT through that certain Consignment Agreement dated as of September 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONJAMESBLOCKSERIES1TOPSHOT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.

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Number of #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONJAMESBLOCKSERIES1TOPSHOT sold at the Initial Offering of the #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests (excluding the #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONJAMESBLOCKSERIES1TOPSHOT Interests.
Officers	There shall initially be no specific officers associated with #LEBRONJAMESBLOCKSERIES1TOPSHOT, although, the Managing Member may appoint Officers of #LEBRONJAMESBLOCKSERIES1TOPSHOT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

•	Upon completion of the SERIES #LeBronJamesBlockSeries1TopShot Offering, SERIES #LeBronJamesBlockSeries1TopShot will purchase a LeBron James Block From The Top Series 1 Legendary Top Shot (The “Underlying Asset” with respect to SERIES #LeBronJamesBlockSeries1TopShot, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 126 of 127

Asset Description

Overview and authentication:

•	NBA Top Shot is the biggest mainstream example of digital collectible cards. You can think of them as trading cards, but instead of being printed on card, they’re kept on the blockchain. This means you can keep them in your digital wallet and send them to other people, or sell them in online marketplaces

•	Similar to trading cards, there are multiple cards for each moment. Packs are released in various sizes, with smaller packs increasing the rarity of the cards.

•	The common tier includes packs that have 10,000 cards or more. The rare tier has packs of 150 to 4,999 cards and the legendary tier limits them to 25 to 499 cards.

•	Presented in this offering is a Legendary clip #4/59 for LeBron James and his chase-down block on 11/25/19.

•	Described as “Los Angeles Lakers superstar LeBron James protects the rim with a picture-perfect chasedown block against Western Conference rivals the San Antonio Spurs on November 25, 2019”

•	Other serial numbers of this TopShot clip have sold from between $1,750 and $100,000 since January of 2021.

Notable Features:

Part of TopShot Series 1

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronJamesBlockSeries1TopShot going forward.

Schedules to Thirteenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 127 of 127